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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

                   REGISTRATION STATEMENT (NO. 2-57689) UNDER
                           THE SECURITIES ACT OF 1933


                           PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 56


                                       AND

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940


                                AMENDMENT NO. 60



                          VANGUARD MUNICIPAL BOND FUNDS
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

           P.O. BOX 2600, VALLEY FORGE, PA 19482 (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                               HEIDI STAM, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
          ON FEBRUARY 13, 2006, PURSUANT TO PARAGRAPH (A) OF RULE 485.





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VANGUARD/(R)/ MUNICIPAL BOND FUNDS
Investor Shares & Admiral(TM) Shares . February 13, 2006


This prospectus
contains financial data
for the Funds through
the fiscal year ended
October 31, 2005.


                                           VANGUARD TAX-EXEMPT MONEY MARKET FUND
                                             VANGUARD SHORT-TERM TAX-EXEMPT FUND
                                           VANGUARD LIMITED-TERM TAX-EXEMPT FUND
                                      VANGUARD INTERMEDIATE-TERM TAX-EXEMPT FUND
                                              VANGUARD LONG-TERM TAX-EXEMPT FUND
                                      VANGUARD INSURED LONG-TERM TAX-EXEMPT FUND
                                             VANGUARD HIGH-YIELD TAX-EXEMPT FUND



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD MUNICIPAL BOND FUNDS
Investor Shares and Admiral Shares
Prospectus
February 13, 2006


A Group of Federally Tax-Exempt Mutual Funds


--------------------------------------------------------------------------------
CONTENTS

1 AN INTRODUCTION TO TAX-EXEMPT INVESTING    31 INVESTMENT ADVISOR

2 VANGUARD FUND PROFILES                     32 DIVIDENDS, CAPITAL GAINS,
                                                AND TAXES
  2 Tax-Exempt Money
    Market Fund                              34 SHARE PRICE

  5 Short-Term Tax-Exempt Fund               34 FINANCIAL HIGHLIGHTS

  8 Limited-Term                             42 INVESTING WITH VANGUARD
    Tax-Exempt Fund
                                                 42 Buying Shares
 11 Intermediate-Term
    Tax-Exempt Fund                              45 Converting Shares

 14 Long-Term Tax-Exempt Fund                    46 Redeeming Shares

 17 Insured Long-Term                            49 Exchanging Shares
    Tax-Exempt Fund
                                                 49 Frequent-Trading Limits
 21 High-Yield Tax-Exempt Fund
                                                 51 Other Rules You Should Know
24 MORE ON THE FUNDS
                                                 54 Fund and Account Updates
31 THE FUNDS AND VANGUARD
                                                 56 Contacting Vanguard

                                             GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SHARE CLASS OVERVIEW

Each Fund (other than the Money Market Fund) offers two separate classes of shares: Investor Shares and Admiral Shares. The Money Market Fund does not offer Admiral Shares. Please note that Admiral Shares are NOT available to accounts maintained by financial intermediaries, except in limited circumstances.

The Funds' separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

AN INTRODUCTION TO TAX-EXEMPT INVESTING


WHAT ARE MUNICIPAL BOND FUNDS?

Municipal bond funds invest primarily in interest-bearing securities issued by state and local governments to support their needs or to finance public projects. A municipal bond--like a bond issued by a corporation or the U.S. government--obligates the issuer to pay the bondholder a fixed or variable amount of interest periodically and to repay the principal value of the bond on a specific maturity date. Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, from state and local taxes. For certain shareholders, the interest may be subject to the alternative minimum tax.

TAXABLE VERSUS TAX-EXEMPT FUNDS

Yields on tax-exempt bonds--such as some municipal bonds--are typically lower than those on taxable bonds, so investing in a tax-exempt fund makes sense only if you stand to save more in taxes than you would earn as additional income while invested in a taxable fund.
     To determine whether a tax-exempt fund--such as one of the Vanguard Municipal Bond Funds--makes sense for you, compute the tax-exempt fund's taxable equivalent yield. This figure enables you to take taxes into account when comparing your potential return on a tax-exempt fund with the potential return on a taxable fund.
     To compute the taxable equivalent yield, divide the fund's tax-exempt yield by the difference between 100% and your federal tax bracket. For example, if you are in the 35% tax bracket, and can earn a tax-exempt yield of 5%, the taxable equivalent yield would be 7.69% (5% divided by 65% [100%-35%]). In this example, you would choose the tax-exempt fund if its taxable equivalent yield of 7.69% were greater than the yield of a similar, though taxable, investment.
     Remember that we have used an assumed tax bracket in this example. Make sure to verify your actual tax bracket before calculating taxable equivalent yields of your own.


     THERE'S NO GUARANTEE THAT ALL OF A TAX-EXEMPT FUND'S INCOME WILL REMAIN EXEMPT FROM FEDERAL OR STATE INCOME TAXES. INCOME FROM MUNICIPAL BONDS HELD BY A FUND COULD BE DECLARED TAXABLE BECAUSE OF UNFAVORABLE CHANGES IN TAX LAWS, ADVERSE INTERPRETATIONS BY THE INTERNAL REVENUE SERVICE (IRS) OR STATE TAX AUTHORITIES, OR NONCOMPLIANT CONDUCT OF A BOND ISSUER.


     On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

2

FUND PROFILE--
VANGUARD TAX-EXEMPT MONEY MARKET FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide current income that is exempt from federal personal income taxes, while maintaining liquidity and a stable share price of $1.


PRIMARY INVESTMENT POLICIES
The Fund invests in a variety of high-quality, short-term municipal securities. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to those in the two highest credit- quality categories. The Fund invests in securities with effective maturities of 397 days or less, and maintains a dollar-weighted average maturity of 90 days or less. For more information on credit quality, see "Market Exposure" under MORE ON THE FUNDS.


PRIMARY RISKS
The Fund is designed for investors with a low tolerance for risk; however, the Fund's performance could be hurt by:


o Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Because the Fund's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.


o Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund because it invests only in securities that are considered to be of high quality.
o Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


     AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the average tax-exempt money market fund. Keep in mind that the Fund's past returns do not indicate how the Fund will perform in the future.

        ----------------------------------------------------
                        ANNUAL TOTAL RETURNS
        ----------------------------------------------------




        ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 1.05% (quarter ended December 31, 2000), and the lowest return for a quarter was 0.18% (quarter ended September 30, 2003).


--------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------
                                         1 YEAR  5 YEARS    10 YEARS
--------------------------------------------------------------------
Vanguard Tax-Exempt Money Market Fund      x.xx%    x.xx%     x.xx%
Average Tax-Exempt Money Market Fund*      x.xx     x.xx      x.xx
--------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------

     If you would like to know the current annualized 7-day yield for the Fund, please visit our website at www.vanguard.com or call Vanguard's Investor Information Department at 800-662-7447 (SHIP).


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2005.



SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                              None
Purchase Fee:                                                          None
Sales Charge (Load) Imposed on Reinvested Dividends:                   None
Redemption Fee:                                                        None*


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                  0.xx%
12b-1 Distribution Fee:                                                None
Other Expenses:                                                       0.xx%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                0.XX%

*A $5 fee applies to wire redemptions under $5,000.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $xx          $xx        $xxx         $xxx
--------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS                                          MINIMUM INITIAL INVESTMENT
Declared daily and distributed on the first        $3,000
business day of each month
                                                   NEWSPAPER ABBREVIATION
INVESTMENT ADVISOR                                 VangMB
The Vanguard Group, Valley Forge, Pa.,
since inception                                    VANGUARD FUND NUMBER
                                                   45
INCEPTION DATE
June 10, 1980                                      CUSIP NUMBER
                                                   922907506
NET ASSETS AS OF OCTOBER 31, 2005
$x.x billion                                       TICKER SYMBOL
                                                   VMSXX
SUITABLE FOR IRAS
No
--------------------------------------------------------------------------------

FUND PROFILE--
VANGUARD SHORT-TERM TAX-EXEMPT FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide current income that is exempt from federal personal income taxes, with limited price volatility.

PRIMARY INVESTMENT STRATEGIES
The Fund has no limitations on the maturity of individual securities, but is expected to maintain a dollar-weighted average maturity of 1 to 2 years. At least 75% of the securities held by the Fund are municipal bonds in the top three credit-rating categories (Aaa, Aa, and A for Moody's Investors Service, Inc., or AAA, AA, and A for Standard & Poor's). No more than 20% of the Fund's assets may be invested in bonds rated Baa (by Moody's) or BBB (by Standard & Poor's). The remaining 5% may be invested in securities with lower credit ratings or that are unrated. For more information on credit quality, see "Market Exposure" under MORE ON THE FUNDS.

PRIMARY RISKS
The Fund is designed for investors with a low tolerance for risk; however, you could still lose money by investing in it. The Fund's performance could be hurt by:
o Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
o Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.


o Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Call risk is generally low for short-term bond funds.


o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it invests mainly in bonds that are considered to be of high quality. Credit risk is higher for those bonds with lower quality ratings.
o Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how the Fund will perform in the future.

6

        ----------------------------------------------------
                        ANNUAL TOTAL RETURNS
        ----------------------------------------------------




        ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 1.81% (quarter ended March 31, 1995), and the lowest return for a quarter was -0.30% (quarter ended June 30, 2004).


--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                          1 YEAR       5 YEARS         10 YEARS
--------------------------------------------------------------------------------
VANGUARD SHORT-TERM TAX-EXEMPT FUND
 INVESTOR SHARES
 Return Before Taxes                      x.xx%          x.xx%          x.xx%
 Return After Taxes on Distributions      x.xx           x.xx           x.xx
 Return After Taxes on
  Distributions and Sale of Fund Shares   x.xx           x.xx           x.xx
--------------------------------------------------------------------------------
VANGUARD SHORT-TERM TAX-EXEMPT FUND
 ADMIRAL SHARES*
 Return Before Taxes                      x.xx%            --             --
--------------------------------------------------------------------------------
LEHMAN BROTHERS 3 YEAR MUNICIPAL
 BOND INDEX (reflects no deduction
 for fees, expenses, or taxes)            x.xx%          x.xx%          x.xx%
-------------------------------------------------------------------------------
* From the inception date of the Fund's Admiral Shares on February 12, 2001 through December 31, 2005, the average annual total returns were x.xx% for the Admiral Shares and x.xx% for the Lehman Brothers 3 Year Municipal Bond Index.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and thatactual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2005.

                                                     INVESTOR          ADMIRAL
                                                       SHARES           SHARES
                                                       ------           ------
SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:                None            None
Purchase Fee:                                            None            None
Sales Charge (Load) Imposed on Reinvested
Dividends:                                               None            None
Redemption Fee:                                          None*           None*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets) Management Expenses: 0.xx% 0.xx%

12b-1 Distribution Fee:                                  None           None
Other Expenses:                                          0.xx%          0.xx%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.XX%          0.XX%

*A $5 fee applies to wire redemptions under $5,000.



     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $xx      $xxx      $xxx      $xxx
Admiral Shares         xx       xxx       xxx       xxx
---------------------------------------------------------


     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed monthly;     Investor Shares--May be converted to
capital gains, if any, are            Admiral Shares if you meet eligibility
distributed annually in December.     requirements

INVESTMENT ADVISOR                     Admiral Shares--May be converted to
The Vanguard Group, Valley Forge,     Investor Shares if you are no longer
Pa.,                                  eligible for Admiral Shares
since inception
                                      NEWSPAPER ABBREVIATION
INCEPTION DATE                        Investor Shares--MuSht
Investor Shares--September 1, 1977    Admiral Shares--MuShtAdml
Admiral Shares--February 12, 2001
                                      VANGUARD FUND NUMBER
NET ASSETS (ALL SHARE CLASSES) AS OF  Investor Shares--41
OCTOBER 31, 2005                      Admiral Sharse---541
$x.x billion
                                      CUSIP NUMBER
SUITABLE FOR IRAS                     Investor Shares--922907100
No                                    Admiral Shares--922907803

MINIMUM INITIAL INVESTMENT            TICKER SYMBOL
Investor Shares--$3,000               Investor Shares--VWSTX
Admiral Shares--$100,000              Admiral Shares--VWSUX
--------------------------------------------------------------------------------

8

FUND PROFILE--
VANGUARD LIMITED-TERM TAX-EXEMPT FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide current income that is exempt from federal personal income taxes, with limited price volatility.

PRIMARY INVESTMENT STRATEGIES
The Fund has no limitations on the maturity of individual securities, but is expected to maintain a dollar-weighted average maturity of 2 to 6 years. At least 75% of the securities held by the Fund are municipal bonds in the top three credit-rating categories (Aaa, Aa, and A for Moody's Investors Service, Inc., or AAA, AA, and A for Standard & Poor's). No more than 20% of the Fund's assets may be invested in bonds rated Baa (by Moody's) or BBB (by Standard & Poor's). The remaining 5% may be invested in securities with lower credit ratings or that are unrated. For more information on credit quality, see "Market Exposure" under MORE ON THE FUNDS.

PRIMARY RISKS
The Fund is designed for investors with a low tolerance for risk; however, you could still lose money by investing in it. The Fund's performance could be hurt by:
o Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally high for limited-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
o Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.


o Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Call risk is generally low to moderate for the Fund.



o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it invests mainly in bonds that are considered to be of high quality. Credit risk is higher for those bonds with lower quality ratings.
o Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION


The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how the Fund will perform in the future.

9

        ----------------------------------------------------
                        ANNUAL TOTAL RETURNS
        ----------------------------------------------------




        ----------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 2.97% (quarter ended March 31, 1995), and the lowest return for a quarter was -1.27% (quarter ended June 30, 2004).


--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
                                          1 YEAR       5 YEARS         10 YEARS
--------------------------------------------------------------------------------
VANGUARD LIMITED-TERM TAX-EXEMPT
 FUND INVESTOR SHARES
  Return Before Taxes                      x.xx%          x.xx%          x.xx%
 Return After Taxes on Distributions       x.xx           x.xx           x.xx
 Return After Taxes on
  Distributions and Sale of Fund Shares    x.xx           x.xx           x.xx
--------------------------------------------------------------------------------
VANGUARD LIMITED-TERM TAX-EXEMPT
 FUND ADMIRAL SHARES*
 Return Before Taxes                       x.xx%            --             --
--------------------------------------------------------------------------------
LEHMAN BROTHERS 3 YEAR MUNICIPAL
 BOND INDEX (reflects no deduction         x.xx%          x.xx%          x.xx%
 for fees, expenses, or taxes)
--------------------------------------------------------------------------------
* From the inception date of the Fund's Admiral Shares on February 12, 2001 through December 31, 2005, the average annual total returns were x.xx% for the Admiral Shares and x.xx% for the Lehman Brothers 3 Year Municipal Bond Index.
--------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2005.

10


                                                     INVESTOR          ADMIRAL
                                                       SHARES           SHARES
                                                       ------           ------
SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:                None            None
Purchase Fee:                                            None            None
Sales Charge (Load) Imposed on Reinvested
Dividends:                                               None            None
Redemption Fee:                                          None*           None*


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets) Management Expenses: 0.xx% 0.xx%


12b-1 Distribution Fee:                                  None           None
Other Expenses:                                          0.xx%          0.xx%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.XX%          0.XX%


*A $5 fee applies to wire redemptions under $5,000.


     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $xx      $xxx      $xxx      $xxx
Admiral Shares         xx       xxx       xxx       xxx
---------------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed monthly;     Investor Shares--May be converted to
capital gains, if any, are            Admiral Shares if you meet eligibility
distributed annually in December.     requirements

INVESTMENT ADVISOR                     Admiral Shares--May be converted to
The Vanguard Group, Valley Forge,     Investor Shares if you are no longer
Pa.,                                  eligible for Admiral Shares
since inception
                                      NEWSPAPER ABBREVIATION
INCEPTION DATE                        Investor Shares--Multd
Investor Shares--August 31, 1987      Admiral Shares--MuLtdAdml
Admiral Shares--February 12, 2001
                                      VANGUARD FUND NUMBER
NET ASSETS (ALL SHARE CLASSES) AS OF  Investor Shares--31
OCTOBER 31, 2005                      Admiral Shares--531
$x.x billion

                                      CUSIP NUMBER
SUITABLE FOR IRAS                     Investor Shares--922907704
No                                    Admiral Shares--922907886

MINIMUM INITIAL INVESTMENT            TICKER SYMBOL
Investor Shares--$3,000               Investor Shares--VMLTX
Admiral Shares--$100,000              Admiral Shares--VMLUX
--------------------------------------------------------------------------------

FUND PROFILE--
VANGUARD INTERMEDIATE-TERM TAX-EXEMPT FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a moderate and sustainable level of current income that is exempt from federal personal income taxes.

PRIMARY INVESTMENT STRATEGIES
The Fund has no limitations on the maturity of individual securities, but is expected to maintain a dollar-weighted average maturity of 6 to 12 years. At least 75% of the securities held by the Fund are municipal bonds in the top three credit-rating categories (Aaa, Aa, and A for Moody's Investors Service, Inc., or AAA, AA, and A for Standard & Poor's). No more than 20% of the Fund's assets may be invested in bonds rated Baa (by Moody's) or BBB (by Standard & Poor's). The remaining 5% may be invested in securities with lower credit ratings or that are unrated. For more information on credit quality, see "Market Exposure" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
o Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.
o Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.


o Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Call risk is generally moderate for intermediate-term bond funds.


o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it invests mainly in bonds that are considered to be of high quality. Credit risk is higher for those bonds with lower quality ratings.
o Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how the Fund will perform in the future.

12

        ----------------------------------------------------
                        ANNUAL TOTAL RETURNS
        ----------------------------------------------------




        ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 5.26% (quarter ended March 31, 1995), and the lowest return for a quarter was -1.92% (quarter ended June 30, 2004).


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                          1 YEAR       5 YEARS         10 YEARS
-------------------------------------------------------------------------------
VANGUARD INTERMEDIATE-TERM
 TAX-EXEMPT FUND INVESTOR SHARES
 Return Before Taxes                      x.xx%          x.xx%          x.xx%
 Return After Taxes on Distributions      x.xx           x.xx           x.xx
 Return After Taxes on
  Distributions and Sale of Fund Shares   x.xx           x.xx           x.xx
-------------------------------------------------------------------------------
VANGUARD INTERMEDIATE-TERM
 TAX-EXEMPT FUND ADMIRAL SHARES*
 Return Before Taxes                      x.xx%           --             --
-------------------------------------------------------------------------------
LEHMAN BROTHERS 7 YEAR MUNICIPAL
 BOND INDEX (reflects no deduction        x.xx%          x.xx%          x.xx%
 for fees, expenses, or taxes)
-------------------------------------------------------------------------------
* From the inception date of the Fund's Admiral Shares on February 12, 2001 through December 31, 2005, the average annual total returns were x.xx% the Admiral Shares and x.xx% for the Lehman Brothers 7 Year Municipal Bond Index.
-------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2005.

                                                     INVESTOR          ADMIRAL
                                                       SHARES           SHARES
                                                       ------           ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                None            None
Purchase Fee:                                            None            None
Sales Charge (Load) Imposed on Reinvested
Dividends:                                               None            None
Redemption Fee:                                          None*           None*


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses: 0.xx% 0.xx%

12b-1 Distribution Fee:                                   None           None

Other Expenses:                                          0.xx%          0.xx%

 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.XX%          0.XX%

*A $5 fee applies to wire redemptions under $5,000.




 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $xx      $xxx      $xxx      $xxx
Admiral Shares         xx       xxx       xxx       xxx
---------------------------------------------------------



 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed monthly;     Investor Shares--May be converted to
capital gains, if any, are            Admiral Shares if you meet eligibility
distributed annually in December.     requirements

INVESTMENT ADVISOR                     Admiral Shares--May be converted to
The Vanguard Group, Valley Forge,     Investor Shares if you are no longer
Pa.,                                  eligible for Admiral Shares
since inception
                                      NEWSPAPER ABBREVIATION
INCEPTION DATE                        Investor Shares--MuInt
Investor Shares--September 1, 1977    Admiral Shares--MulntAdml
Admiral Shares--February 12, 2001
                                      VANGUARD FUND NUMBER
NET ASSETS (ALL SHARE CLASSES) AS OF Investor Shares--42 OCTOBER 31, 2005
Admiral Shares--542 $x.x billion
                                      CUSIP NUMBER
SUITABLE FOR IRAS                     Investor Shares--922907209
No                                    Admiral Shares--922907878

MINIMUM INITIAL INVESTMENT            TICKER SYMBOL
Investor Shares--$3,000               Investor Shares--VWITX
Admiral Shares--$100,000              Admiral Shares--VWIUX

FUND PROFILE--
VANGUARD LONG-TERM TAX-EXEMPT FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high and sustainable level of current income that is exempt from federal personal income taxes.

PRIMARY INVESTMENT STRATEGIES
The Fund has no limitations on the maturity of individual securities, but is expected to maintain a dollar-weighted average maturity of 10 to 25 years. At least 75% of the securities held by the Fund are municipal bonds in the top three credit-rating categories (Aaa, Aa, and A for Moody's Investors Service, Inc., or AAA, AA, and A for Standard & Poor's). No more than 20% of the Fund's assets may be invested in bonds rated Baa (by Moody's) or BBB (by Standard & Poor's). The remaining 5% may be invested in securities with lower credit ratings or that are unrated. For more information on credit quality, see "Market Exposure" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
o Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally low for long-term bond funds.
o Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.

o Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Call risk is generally high for long-term bond funds.

o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it invests mainly in bonds that are considered to be of high quality. Credit risk is higher for those bonds with lower quality ratings.
o Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how the Fund will perform in the future.

        ----------------------------------------------------
                        ANNUAL TOTAL RETURNS
        ----------------------------------------------------




        ----------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 7.60% (quarter ended March 31, 1995), and the lowest return for a quarter was -2.50% (quarter ended June 30, 2004).


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                            1 YEAR      5 YEARS        10 YEARS
-------------------------------------------------------------------------------
VANGUARD LONG-TERM TAX-EXEMPT FUND
 INVESTOR SHARES
 Return Before Taxes                      x.xx%          x.xx%          x.xx%
 Return After Taxes on Distributions      x.xx           x.xx           x.xx
 Return After Taxes on
  Distributions and Sale of Fund Shares   x.xx           x.xx           x.xx
-------------------------------------------------------------------------------
VANGUARD LONG-TERM TAX-EXEMPT FUND
 ADMIRAL SHARES*
 Return Before Taxes                      x.xx%            --            --
-------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
 (reflects no deduction for fees,         x.xx%          x.xx%         x.xx%
 expenses, or taxes)
-------------------------------------------------------------------------------
* From the inception date of the Fund's Admiral Shares on February 12, 2001 through December 31, 2005, the average annual total returns were x.xx% for the Admiral Shares and x.xx% for the Lehman Brothers Municipal Bond Index.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2005.

16


                                                     INVESTOR          ADMIRAL
                                                       SHARES           SHARES
                                                       ------           ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                None            None
Purchase Fee:                                            None            None
Sales Charge (Load) Imposed on Reinvested Dividends:     None            None
Redemption Fee:                                          None*           None*



ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.xx%          0.xx%
12b-1 Distribution Fee:                                   None           None
Other Expenses:                                          0.xx%          0.xx%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.XX%          0.XX%


*A $5 fee applies to wire redemptions under $5,000.


     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $xx      $xxx      $xxx      $xxx
Admiral Shares         xx       xxx       xxx       xxx
---------------------------------------------------------


     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed monthly;     Investor Shares--May be converted to
capital gains, if any, are            Admiral Shares if you meet eligibility
distributed annually in December.     requirements

INVESTMENT ADVISOR                     Admiral Shares--May be converted to
The Vanguard Group, Valley Forge,     Investor Shares if you are no longer
Pa.,                                  eligible for Admiral Shares
since inception
                                      NEWSPAPER ABBREVIATION
INCEPTION DATE                        Investor Shares--MuLong
Investor Shares--September 1, 1977    Admiral Shares--MuLTAdml
Admiral Shares--February 12, 2001
                                      VANGUARD FUND NUMBER
NET ASSETS (ALL SHARE CLASSES) AS OF  Investor Shares--43
OCTOBER 31, 2005                      Admiral Shares--543
$x.x billion
                                      CUSIP NUMBER
SUITABLE FOR IRAS                     Investor Shares--922907308
No                                    Admiral Shares--922907860

MINIMUM INITIAL INVESTMENT            TICKER SYMBOL
Investor Shares--$3,000               Investor Shares--VWLTX
Admiral Shares--$100,000              Admiral Shares--VWLUX
--------------------------------------------------------------------------------

FUND PROFILE--
VANGUARD INSURED LONG-TERM TAX-EXEMPT FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high and sustainable level of current income that is exempt from federal personal income taxes.

PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in high-quality municipal bonds that are covered by insurance guaranteeing the timely payment of principal and interest. (This insurance applies only to the bonds in the Fund and not to the Fund's share price or your investment in the Fund.) The remaining 20% of the Fund's assets are invested in municipal bonds rated in the top three credit-rating categories (Aaa, Aa, and A for Moody's Investors Service, Inc. or AAA, AA, and A for Standard & Poor's). Although the Fund has no limitations on the maturity of individual securities, its dollar-weighted average maturity is expected to be 10 to 25 years. For more information about insurance, see "A Note About Insurance" under MORE ON THE FUNDS.

     ALTHOUGH THE INTEREST AND PRINCIPAL PAYMENTS FOR AT LEAST 80% OF THE BONDS IN THE FUND ARE GUARANTEED BY INSURANCE COMPANIES, THE VALUES OF THE BONDS THEMSELVES ARE NOT GUARANTEED.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
o Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally low for long-term bond funds.
o Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.


o Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Call risk is generally high for long-term bond funds.


o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be very low for the Fund because it invests mainly in bonds that are insured against default or that are considered to be of high-quality.
o Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how the Fund will perform in the future.



        ----------------------------------------------------
                        ANNUAL TOTAL RETURNS
        ----------------------------------------------------




        ----------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 7.94% (quarter ended March 31, 1995), and the lowest return for a quarter was -2.37% (quarter ended June 30, 2004).


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                          1 YEAR       5 YEARS         10 YEARS
 -------------------------------------------------------------------------------
VANGUARD INSURED LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
 Return Before Taxes                      x.xx%          x.xx%          x.xx%
 Return After Taxes on Distributions      x.xx           x.xx           x.xx
 Return After Taxes on
  Distributions and Sale of Fund Shares   x.xx           x.xx           x.xx
 -------------------------------------------------------------------------------
VANGUARD INSURED LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES*
 Return Before Taxes                      x.xx%            --             --
-------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND
 INDEX (reflects no deduction for         x.xx%          x.xx%          x.xx%
 fees, expenses, or taxes)
-------------------------------------------------------------------------------
* From the inception date of the Fund's Admiral Shares on February 12, 2001, through December 31, 2005, the average annual total returns were x.xx% for the Admiral Shares and x.xx% for the Lehman Brothers Municipal Bond Index.
-------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2005.



                                                     INVESTOR          ADMIRAL
                                                       SHARES           SHARES
                                                       ------           ------
SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:                None            None
Purchase Fee:                                            None            None
Sales Charge (Load) Imposed on Reinvested Dividends:     None            None
Redemption Fee:                                          None*           None*


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)


Management Expenses:                                     0.xx%          0.xx%
12b-1 Distribution Fee:                                  None           None
Other Expenses:                                          0.xx%          0.xx%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.XX%          0.XX%


*A $5 fee applies to wire redemptions under $5,000.


     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $xx      $xxx      $xxx      $xxx
Admiral Shares         xx       xxx       xxx       xxx
---------------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

20


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed monthly;     Investor Shares--May be converted to
capital gains, if any, are            Admiral Shares if you meet eligibility
distributed annually in December.     requirements

INVESTMENT ADVISOR                     Admiral Shares--May be converted to
The Vanguard Group, Valley Forge,     Investor Shares if you are no longer
Pa.,                                  eligible for Admiral Shares
since inception
                                      NEWSPAPER ABBREVIATION
INCEPTION DATE                        Investor Shares--MuInlg
Investor Shares--September 30, 1984   Admiral Shares--MuInLTAdml
Admiral Shares--February 12, 2001
                                      VANGUARD FUND NUMBER
NET ASSETS (ALL SHARE CLASSES) AS OF  Investor Shares--58
OCTOBER 31, 2005                      Admiral Shares--558
$x.x billion
                                      CUSIP NUMBER
SUITABLE FOR IRAS                     Investor Shares--922907605
No                                    Admiral Shares--922907852

MINIMUM INITIAL INVESTMENT            TICKER SYMBOL
Investor Shares--$3,000               Investor Shares--VILPX
Admiral Shares--$100,000              Admiral Shares--VILQX
--------------------------------------------------------------------------------

FUND PROFILE--
VANGUARD HIGH-YIELD TAX-EXEMPT FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high and sustainable level of current income that is exempt from federal personal income taxes.


PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in investment-grade municipal bonds, with ratings of Baa or higher (by Moody's Investors Service, Inc.) or BBB or higher (by Standard & Poor's), and up to 20% in bonds that are rated less than Baa or BBB or are unrated. For more information on credit quality, see "Market Exposure" under MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be moderate for the Fund because it invests a portion of its assets in low-quality bonds.
o Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally low for long-term bond funds.
o Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.


o Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Call risk is generally high for high-yield bond funds.


o Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how the Fund will perform in the future.

22

        ----------------------------------------------------
                        ANNUAL TOTAL RETURNS
        ----------------------------------------------------




        ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 7.83% (quarter ended March 31, 1995), and the lowest return for a quarter was -1.82% (quarter ended June 30, 1999).


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                            1 YEAR      5 YEARS        10 YEARS
-------------------------------------------------------------------------------
VANGUARD HIGH-YIELD TAX-EXEMPT FUND
 INVESTOR SHARES
 Return Before Taxes                         x.xx%        x.xx%          x.xx%
 Return After Taxes on Distributions         x.xx         x.xx           x.xx
 Return After Taxes on
  Distributions and Sale of Fund Shares      x.xx         x.xx           x.xx
-------------------------------------------------------------------------------
VANGUARD HIGH-YIELD TAX-EXEMPT FUND
 ADMIRAL SHARES*
 Return Before Taxes                         x.xx%          --            --
-------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
 (reflects no deduction for fees,            x.xx%        x.xx%         x.xx%
 expenses, or taxes)
-------------------------------------------------------------------------------
* From the inception date of the Fund's Admiral Shares on November 12, 2001, through December 31, 2005, the average annual total returns were x.xx% for the Admiral Shares and x.xx% for the Lehman Brothers Municipal Bond Index.
-------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2005.

                                                     INVESTOR          ADMIRAL
                                                       SHARES           SHARES
                                                       ------           ------
SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:                None            None
Purchase Fee:                                            None            None
Sales Charge (Load) Imposed on Reinvested Dividends:     None            None
Redemption Fee:                                          None*           None*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)


Management Expenses:                                     0.xx%           0.xx%
12b-1 Distribution Fee:                                  None            None
Other Expenses:                                          0.xx%           0.xx%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.XX%           0.XX%


*A $5 fee applies to wire redemptions under $5,000.

     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $xx      $xxx      $xxx      $xxx
Admiral Shares         xx       xxx       xxx       xxx
---------------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed monthly;     Investor Shares--May be converted to
capital gains, if any, are            Admiral Shares if you meet eligibility
distributed annually in December.     requirements

INVESTMENT ADVISOR                     Admiral Shares--May be converted to
The Vanguard Group, Valley Forge,     Investor Shares if you are no longer
Pa.,                                  eligible for Admiral Shares
since inception
                                      NEWSPAPER ABBREVIATION
INCEPTION DATE                        Investor Shares--MuHY
Investor Shares--December 27, 1978    Admiral Shares--MuHYAdml
Admiral Shares--November 12, 2001
                                      VANGUARD FUND NUMBER
NET ASSETS (ALL SHARE CLASSES) AS OF  Investor Shares--44
OCTOBER 31, 2005                      Admiral Shares--5044
$x.x billion
                                      CUSIP NUMBER
SUITABLE FOR IRAS                     Investor Shares--922907407
No                                    Admiral Shares--922907845

MINIMUM INITIAL INVESTMENT            TICKER SYMBOL
Investor Shares--$3,000               Investor Shares--VWAHX
Admiral Shares--$100,000              Admiral Shares--VWALX
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MORE ON THE FUNDS


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.


     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE
The Funds invest mainly in state and local municipal securities that provide tax-exempt income. As a result, they are subject to certain risks.


[FLAG] EACH FUND IS SUBJECT TO INCOME RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     INCOME WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S INCOME DECLINES WHEN INTEREST RATES FALL, BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY HIGHER FOR SHORT-TERM BONDS FUNDS AND LOWER FOR LONG-TERM BOND FUNDS.


     Changes in interest rates can affect bond prices as well as bond income.

[FLAG] EACH FUND IS SUBJECT TO  INTEREST  RATE  RISK,  WHICH IS THE CHANCE  THAT
     SECURITIES' PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE NEGLIGIBLE FOR MONEY MARKET FUNDS, LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.

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                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES
As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
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     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

------------------------------------------------------------------------------
                        HOW INTEREST RATE CHANGES AFFECT
                           THE VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)         INCREASE    DECREASE    INCREASE      DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $954      $1,049
Intermediate-Term (10 years)         922       1,086         851       1,180
Long-Term (20 years)                 874       1,150         769       1,328
------------------------------------------------------------------------------
*Assuming a 4% coupon.
------------------------------------------------------------------------------

     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or the Funds in particular.


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                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

     Although falling interest rates tend to strengthen bond prices, they can cause another sort of problem for bond fund investors--bond calls.


[FLAG] EACH FUND IS  SUBJECT  TO CALL  RISK,  WHICH IS THE  CHANCE  THAT  DURING
     PERIODS OF FALLING INTEREST RATES, ISSUERS OF CALLABLE BONDS MAY CALL (REPAY) SECURITIES WITH HIGHER COUPONS OR INTEREST RATES BEFORE THEIR MATURITY DATES. THE FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME.


     Call risk is generally negligible for money market securities, low for short-term bonds, moderate for intermediate-term bonds, and higher for long-term and high-yield bonds. The greater the call risk, the greater the chance for a decline in income and the potential for taxable capital gains.

26

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                                PLAIN TALK ABOUT
                                 CALLABLE BONDS

Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date. When a bond is called, the bondholder must replace it with another bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupons or interest rates, which make them less likely to be called.
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[FLAG] EACH FUND IS SUBJECT TO CREDIT RISK,  WHICH IS THE CHANCE THAT THE ISSUER
     OF A SECURITY WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT SECURITY TO DECLINE.


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                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------

     To help you distinguish among the Funds and their various risks, the following summary table is provided.

---------------------------------------------------------------
                               RISKS OF THE FUNDS
                   --------------------------------------------
                     INCOME    INTEREST        CALL      CREDIT
TAX-EXEMPT FUND        RISK   RATE RISK        RISK        RISK
---------------------------------------------------------------
Money Market           High  Negligible  Negligible    Very Low
Short-Term             High         Low         Low         Low
Limited-Term           High         Low         Low         Low
Intermediate-Term  Moderate    Moderate    Moderate         Low
Long-Term               Low        High        High         Low
Insured Long-Term       Low        High        High    Very Low
High-Yield              Low        High        High    Moderate
---------------------------------------------------------------

     The following table shows the dollar-weighted average credit quality of each Fund's holdings, as rated by Standard & Poor's, as of October 31, 2005.



-----------------------------------------
TAX-EXEMPT FUND           AVERAGE QUALITY
-----------------------------------------
Money Market                         xx
Short-Term                           xx
Limited-Term                         xx
Intermediate-Term                    xx
Long-Term                            xx
Insured Long-Term                    xx
High-Yield                           xx
-----------------------------------------


     The Funds try to minimize credit risk by purchasing a wide selection of municipal securities. As a result, there is less chance that a Fund will be seriously affected by a particular bond issuer's failure to pay either interest or principal.
     Up to 20% of each Fund may be invested in securities that are subject to the alternative minimum tax.


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                                PLAIN TALK ABOUT
                             ALTERNATIVE MINIMUM TAX

Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations are subject to the alternative minimum tax (AMT)--a special tax system designed to ensure that individuals pay at least some federal taxes. Although AMT bond income is exempt from federal income tax, taxpayers may have to pay AMT on the income from bonds considered "tax-preference items."
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SECURITY SELECTION

The Vanguard Group, advisor to the Funds, uses a "top-down" investment management approach. This means that the advisor sets, and periodically adjusts, a duration target for each Fund based upon expectations about the direction of interest rates and other economic factors. The advisor then buys and sells securities to achieve the greatest relative value within each Fund's targeted duration range. As a matter of fundamental policy, each Fund will invest at least 80% of its assets in tax-exempt municipal bonds under normal market conditions. The Insured Long-Term Tax-Exempt Fund's policy of investing at least 80% of its assets in securities whose principal and interest payments are guaranteed by insurance may be changed only upon 60 days' notice to shareholders.

[FLAG] EACH FUND IS  SUBJECT  TO MANAGER  RISK,  WHICH IS THE  CHANCE  THAT POOR
     SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.


OTHER INVESTMENT POLICIES AND RISKS

Besides investing in municipal securities, each Fund may make other kinds of investments to achieve its objective.

28

     Each Fund may purchase tax-exempt securities on a "when-issued" basis. With "when-issued" securities, the Fund agrees to buy the securities at a certain price, even if the market price of the securities at the time of delivery is higher or lower than the agreed-upon purchase price.

[FLAG] EACH FUND MAY  INVEST  IN  DERIVATIVES.  DERIVATIVES  MAY  INVOLVE  RISKS
     DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF THE FUND'S OTHER INVESTMENTS.


     The Funds (other than the Tax-Exempt Money Market Fund) may invest in bond (interest rate) futures and options contracts, credit swaps, interest rate swaps, and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund.
     The Tax-Exempt Money Market Fund may invest in derivative securities that, in the advisor's opinion, are consistent with the Fund's objective of maintaining a stable $1 share price and producing current tax-exempt income. The Fund intends to use derivatives to increase diversification while maintaining the Fund's quality standards. There are many types of derivatives, including those in which the tax-exempt interest rate is determined by reference to an index, a swap agreement, or some other formula. The Fund may invest in tender option bond programs, a type of municipal bond derivative that allows the purchaser to receive a variable rate of tax-exempt income from a trust entity that holds long-term municipal bonds. Derivative securities are subject to certain structural risks that, in unexpected circumstances, could cause the Fund's shareholders to lose money or receive taxable income.
     The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


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                                PLAIN TALK ABOUT
                                   DERIVATIVES

Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily.
Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
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CASH MANAGEMENT


Vanguard may invest each Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the Vanguard CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES

Each Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. Such extraordinary conditions could include a temporary decline in the availability of municipal obligations. By temporarily departing from its normal investment policies, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

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                                PLAIN TALK ABOUT
                                CASH INVESTMENTS

For mutual funds that hold cash investments, "cash" does not mean literally that the fund holds a stack of currency. Rather, cash refers to short-term, interest-bearing securities that can easily and quickly be converted to currency. Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions. While some funds strive to keep cash levels at a minimum and to always remain fully invested in bonds, other bond funds allow investment advisors to hold up to 20% or more of a fund's assets in cash investments.
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A NOTE ABOUT INSURANCE


At least 80% of the Insured Long-Term Tax-Exempt Fund's assets are invested in municipal bonds whose principal and interest payments are guaranteed by a top-rated private insurance company at the time of purchase. This insurance coverage may take more than one form:
o A new-issue insurance policy, which is purchased by a bond issuer at the time the security is issued. This insurance is likely to increase the credit rating of the security, as well as its purchase price and resale value.
o A secondary market insurance policy, which is purchased by a bond investor after the bond has been issued and insures the bond until its maturity date.
     Typically, an insured municipal bond will be covered by only one type of policy. For instance, if a bond is covered by a new-issue insurance policy or a secondary market insurance policy, the security will probably not be insured under a mutual fund insurance policy.
     The remaining 20% of the Insured Long-Term Tax-Exempt Fund's assets are invested in municipal bonds rated in the top three credit-rating categories (Aaa, Aa, and A for Moody's Investor Services, Inc. or AAA, AA, or A for Standard & Poor's).


FREQUENT TRADING OR MARKET-TIMING


Background
Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds that hold investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.

30


Policies to Address Frequent Trading
The Vanguard funds (other than money market funds, short-term bond funds, and VIPER/(R)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the funds for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
o Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) generally limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.
o Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

     See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
     Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

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                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
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TURNOVER RATE


Although the Funds (other than the Tax-Exempt Money Market Fund) normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for six of the Funds. (Turnover rates are not meaningful for money market funds because their holdings are so short-term.) A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds.

THE FUNDS AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $xxx billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


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                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
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INVESTMENT ADVISOR


The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Fixed Income Group. As of October 31, 2005, Vanguard served as advisor for about $xxx billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.
     For the fiscal year ended October 31, 2005, the advisory expenses represented an effective annual rate of 0.xx% of each Fund's average net assets.
     For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the Funds' report to shareholders covering the fiscal year ended October 31, 2005.
     GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.
     ROBERT F. AUWAERTER is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market, bond, and stable value funds managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

32

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                                PLAIN TALK ABOUT
                          THE FUNDS' PORTFOLIO MANAGERS

The managers primarily responsible for the day-to-day management of the Funds are:

CHRISTOPHER M. RYON, CFA, Principal of Vanguard. He has worked in investment management for Vanguard since 1985 and has managed the Intermediate-Term Tax-Exempt Fund since 1988 and the Long-Term Tax-Exempt Fund since 1996.
Education: B.S., Villanova University; M.B.A., Drexel University.

REID O. SMITH, CFA, Principal of Vanguard. He has worked in investment management since 1984; has managed bond funds since 1989; has been with Vanguard since 1992; and has managed the Insured Long-Term and High-Yield Tax-Exempt Funds since 1996. Education: B.A. and M.B.A., University of Hawaii.

PAMELA WISEHAUPT TYNAN, Principal of Vanguard. She has worked in investment management for Vanguard since 1982 and has managed the Tax-Exempt Money Market Fund since 1988 and the Short-Term and Limited-Term Tax-Exempt Funds since 1996.
Education: B.S., Temple University; M.B.A., St. Joseph's University.
--------------------------------------------------------------------------------

     The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.



DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

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                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. The portion of such dividends that is exempt from federal income tax will be designated as "exempt-interest dividends." Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
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BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. A majority of the income dividends you receive from the Funds are expected to be exempt from federal income taxes. In addition, you should be aware of the following basic tax points about tax-exempt mutual funds:
o Distributions of capital gains are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
o Capital gains distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
o Any short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.
o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
o Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
o Exempt-interest dividends from a tax-exempt fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.
o Income paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations may be subject to the federal alternative minimum tax.
o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
o Income dividends from interest earned on municipal securities of a state or its political subdivisions are generally exempt from that state's income taxes. Almost all states, however, tax interest earned on municipal securities of other states.
o Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:
o    Provide us with your correct taxpayer identification number;
o    Certify that the taxpayer identification number is correct; and
o Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

34

SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share for the Short-Term, Limited-Term, Intermediate-Term, Long-Term, Insured Long-Term, and High-Yield Tax-Exempt Funds is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. NAV per share for the Tax-Exempt Money Market Fund is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
     Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash, and the instruments held by a money market fund, are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs/(R)/).
     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value; a security's fair value is the amount that the owner might reasonably expect to receive upon the current sale of the security. A fund also will use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).
     Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
     Although the stable share price is not guaranteed, the NAV of Vanguard money market funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings. Vanguard money market fund yields can be found weekly in the money market fund listings of most major newspapers, separate from the share price listings for other mutual funds.




FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

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                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE
This explanation uses the Tax-Exempt Money Market Fund as an example. The Fund began fiscal year 2005 with a net asset value (price) of $1.00 per share. During the year, the Fund earned $x.xx per share from investment income (interest). Shareholders received $x.xx per share in the form of dividend distributions.

The earnings ($x.xx per share) minus the distributions ($x.xx per share) resulted in a share price of $1.00 at the end of the year. For a shareholder who reinvested the distributions in the purchase of more shares, the total return was x.xx% for the year.

As of October 31, 2005, the Fund had approximately $xx.x billion in net assets. For the year, its expense ratio was x.xx% ($x.x0 per $1,000 of net assets), and its net investment income amounted to x.xx% of its average net assets.
--------------------------------------------------------------------------------



TAX-EXEMPT MONEY MARKET FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                               ----------------------------------------------------------
                                                               2005     2004          2003          2002         2001
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $1.00         $1.00         $1.00         $1.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                  .010          .010          .015          .031
 Net Realized and Unrealized Gain (Loss) on Investments                   --            --            --            --
-------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                       .010          .010          .015         .031
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                  (.010)        (.010)        (.015)        (.031)
 Distributions from Realized Capital Gains                                --            --            --            --
-------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                                   (.010)        (.010)        (.015)        (.031)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $1.00         $1.00         $1.00         $1.00
=========================================================================================================================

TOTAL RETURN                                                            1.03%         0.99%         1.46%        3.15%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                $14,936       $12,434       $10,864        $9,128
 Ratio of Total Expenses to Average Net Assets                          0.13%         0.17%         0.17%         0.18%
 Ratio of Net Investment Income to Average Net Assets                   1.03%         0.97%         1.45%         3.08%
=========================================================================================================================

36



SHORT-TERM TAX-EXEMPT FUND INVESTOR SHARES

-------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                               ----------------------------------------------------------
                                                               2005         2004          2003          2002         2001
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $15.77        $15.73        $15.74       $15.50
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                  .292          .317          .449         .628
 Net Realized and Unrealized Gain (Loss) on Investments                (.100)         .040         (.010)        .240
-------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                       .192          .357          .439         .868
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                  (.292)        (.317)        (.449)       (.628)
 Distributions from Realized Capital Gains                                --            --            --            --
-------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                                   (.292)        (.317)        (.449)       (.628)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $15.67        $15.77        $15.73       $15.74
=========================================================================================================================

TOTAL RETURN                                                            1.23%         2.28%         2.83%        5.70%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                 $2,198        $2,144        $1,943        $1,318
 Ratio of Total Expenses to Average Net Assets                          0.14%         0.17%         0.17%         0.19%
 Ratio of Net Investment Income to Average Net Assets                   1.86%         2.01%         2.80%         4.04%
 Turnover Rate                                                            10%           25%           53%           47%
=========================================================================================================================







SHORT-TERM TAX-EXEMPT FUND ADMIRAL SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               FEB. 12*TO
                                                                              YEAR ENDED OCT. 31,                OCT. 31,
                                                                     ----------------------------------
                                                            2005       2004         2003         2002               2001
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $15.77       $15.73       $15.74             $15.66
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .300         .327         .457               .448
 Net Realized and Unrealized Gain (Loss) on Investments               (.100)        .040        (.010)              .080
 ------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                      .200         .367         .447               .528
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.300)       (.327)       (.457)             (.448)
 Distributions from Realized Capital Gains                               --           --           --                 --
 ------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                                  (.300)       (.327)       (.457)             (.448)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $15.67       $15.77       $15.73             $15.74
=========================================================================================================================
TOTAL RETURN                                                           1.28%        2.35%        2.88%              3.42%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                $2,433       $2,428       $1,601             $1,055
 Ratio of Total Expenses to Average Net Assets                         0.09%        0.11%        0.12%            0.13%**
 Ratio of Net Investment Income to Average Net Assets                  1.91%        2.05%        2.86%            3.96%**
 Turnover Rate                                                           10%          25%          53%                47%
=========================================================================================================================
 *Inception.
**Annualized.

LIMITED-TERM TAX-EXEMPT FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                              2005      2004          2003          2002         2001
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.08        $11.00        $10.99       $10.64
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                  .318          .355          .425         .474
 Net Realized and Unrealized Gain (Loss) on Investments                (.120)         .080          .010         .350
-------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                       .198          .435          .435         .824
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                  (.318)        (.355)        (.425)        (.474)
 Distributions from Realized Capital Gains                                --            --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                                   (.318)        (.355)        (.425)        (.474)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $10.96        $11.08        $11.00        $10.99
=========================================================================================================================

TOTAL RETURN                                                            1.82%         4.00%         4.05%         7.89%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                 $3,553        $3,148        $2,645        $2,130
 Ratio of Total Expenses to Average Net Assets                          0.14%         0.17%         0.17%         0.19%
 Ratio of Net Investment Income to Average Net Assets                   2.89%         2.01%         3.84%         4.40%
 Turnover Rate                                                             8%           13%           17%           19%
=========================================================================================================================






LIMITED-TERM TAX-EXEMPT FUND ADMIRAL SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               FEB. 12*TO
                                                                              YEAR ENDED OCT. 31,                OCT. 31,
                                                                     ----------------------------------
                                                             2005      2004         2003         2002               2001
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
 BEGINNING OF PERIOD                                                 $11.08       $11.00       $10.99             $10.87
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .324         .362         .431               .342
 Net Realized and Unrealized Gain (Loss) on Investments               (.120)        .080        (.010)              .120
 ------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                      .204         .442         .441               .462
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.324)       (.362)       (.431)             (.342)
 Distributions from Realized Capital Gains                               --           --           --                 --
 ------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                                  (.324)       (.362)       (.431)             (.342)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $10.96       $11.08       $11.00             $10.99
=========================================================================================================================
TOTAL RETURN                                                           1.87%        4.06%        4.10%              4.31%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                $3,395       $3,286       $2,484             $1,572
 Ratio of Total Expenses to Average Net Assets                         0.09%        0.11%        0.12%            0.13%**
 Ratio of Net Investment Income to Average Net Assets                  2.95%        3.25%        3.88%            4.42%**
 Turnover Rate                                                            8%          13%          17%                19%
=========================================================================================================================
 *Inception.
**Annualized.

38


INTERMEDIATE-TERM TAX-EXEMPT FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                                  -------------------------------------------------------
                                                              2005      2004          2003          2002         2001
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $13.58        $13.55        $13.61        $13.05
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                  .551          .563          .605          .637
 Net Realized and Unrealized Gain (Loss) on Investments                 .090          .070         (.029)         .560
-------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                       .641          .633          .576         1.197
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                  (.551)        (.563)        (.605)        (.637)
 Distributions from Realized Capital Gains                                --         (.040)        (.031)           --
-------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                                   (.551)        (.603)        (.636)        (.637)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $13.67        $13.58        $13.55        $13.61
=========================================================================================================================

TOTAL RETURN                                                            4.82%         4.74%         4.36%         9.36%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                 $6,858        $6,922        $7,215        $6,944
 Ratio of Total Expenses to Average Net Assets                          0.14%         0.17%         0.17%         0.19%
 Ratio of Net Investment Income to Average Net Assets                   4.05%         4.13%         4.48%         4.77%
 Turnover Rate                                                            10%           19%           13%           13%
=========================================================================================================================






INTERMEDIATE-TERM TAX-EXEMPT FUND ADMIRAL SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               FEB. 12*TO
                                                                              YEAR ENDED OCT. 31,                OCT. 31,
                                                                     ----------------------------------
                                                             2005      2004         2003         2002               2001
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
 BEGINNING OF PERIOD                                                 $13.58       $13.55       $13.61             $13.44
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .559         .571         .612               .458
 Net Realized and Unrealized Gain (Loss) on Investments                .090         .070        (.029)              .170
 ------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                      .649         .641         .583               .628
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.559)       (.571)       (.612)             (.458)
 Distributions from Realized Capital Gains                               --        (.040)       (.031)                --
 ------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                                  (.559)       (.611)       (.643)             (.458)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $13.67       $13.58       $13.55             $13.61
=========================================================================================================================
TOTAL RETURN                                                           4.88%        4.81%        4.41%              4.77%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                $5,145       $4,754       $4,498             $3,494
 Ratio of Total Expenses to Average Net Assets                         0.09%        0.11%        0.12%            0.14%**
 Ratio of Net Investment Income to Average Net Assets                  4.11%        4.19%        4.53%            4.74%**
 Turnover Rate                                                           10%          19%          13%                13%
=========================================================================================================================
 *Inception.
**Annualized.

LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                                  -------------------------------------------------------
                                                               2005     2004          2003          2002         2001
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.39        $11.36        $11.38        $10.73
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                  .522          .525          .539          .561
 Net Realized and Unrealized Gain (Loss) on Investments                 .160          .082          .010          .650
-------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                       .682          .607          .549         1.211
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                  (.522)        (.525)        (.539)        (.561)
 Distributions from Realized Capital Gains                                --         (.052)        (.030)           --
-------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                                   (.522)        (.577)        (.569)        (.561)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $11.55        $11.39        $11.36        $11.38
=========================================================================================================================
TOTAL RETURN                                                            6.14%         5.43%         5.00%        11.52%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                 $1,122        $1,131        $1,249        $1,264
 Ratio of Total Expenses to Average Net Assets                          0.15%         0.17%         0.17%         0.19%
 Ratio of Net Investment Income to Average Net Assets                   4.57%         4.59%         4.80%         5.07%
 Turnover Rate                                                            11%           11%           15%           16%
=========================================================================================================================





LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               FEB. 12*TO
                                                                              YEAR ENDED OCT. 31,                OCT. 31,
                                                                     ----------------------------------
                                                              2005     2004         2003         2002               2001
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
 BEGINNING OF PERIOD                                                 $11.39       $11.36       $11.38             $11.18
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .528         .532         .545               .403
 Net Realized and Unrealized Gain (Loss) on Investments                .160         .082        (.010)              .200
 ------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                      .688         .614         .555               .603
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.528)       (.532)       (.545)             (.403)
 Distributions from Realized Capital Gains                               --        (.052)       (.030)                --
 ------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                                  (.528)       (.584)       (.575)             (.403)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $11.55       $11.39       $11.36             $11.38
=========================================================================================================================
TOTAL RETURN                                                           6.19%        5.50%        5.06%              5.51%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                  $823         $799         $825               $715
 Ratio of Total Expenses to Average Net Assets                         0.09%        0.11%        0.12%            0.13%**
 Ratio of Net Investment Income to Average Net Assets                  4.62%        4.65%        4.85%            5.02%**
 Turnover Rate                                                           11%          11%          15%                16%
=========================================================================================================================
 *Inception.
**Annualized.

40


INSURED LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                                  -------------------------------------------------------
                                                               2005     2004          2003          2002         2001
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $12.89        $12.85        $12.82       $12.14
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                  .587          .580          .597          .628
 Net Realized and Unrealized Gain (Loss) on Investments                 .134          .123          .110          .680
-------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                       .721          .703          .707         1.308
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                  (.587)        (.580)        (.597)        (.628)
 Distributions from Realized Capital Gains                             (.124)        (.083)        (.080)           --
-------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                                   (.711)        (.663)        (.677)        (.628)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $12.90        $12.89        $12.85        $12.82
=========================================================================================================================
TOTAL RETURN                                                            5.76%         5.58%         5.74%        10.99%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                 $1,880        $1,912        $1,951        $1,940
 Ratio of Total Expenses to Average Net Assets                          0.15%         0.17%         0.18%         0.19%
 Ratio of Net Investment Income to Average Net Assets                   4.50%         4.57%         4.72%         5.00%
 Turnover Rate                                                            18%           17%           20%           21%
=========================================================================================================================






INSURED LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               FEB. 12*TO
                                                                              YEAR ENDED OCT. 31,                OCT. 31,
                                                                     ----------------------------------
                                                            2005       2004         2003         2002               2001
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
 BEGINNING OF PERIOD                                                 $12.89       $12.85       $12.82             $12.64
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .594         .587         .604               .452
 Net Realized and Unrealized Gain (Loss) on Investments                .134         .123         .110               .180
 ------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                      .728         .710         .714               .632
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.594)       (.587)       (.604)            (.452)
 Distributions from Realized Capital Gains                            (.124)       (.083)       (.080)                --
 ------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                                  (.718)       (.670)       (.684)            (.452)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $12.90       $12.89       $12.85             $12.82
=========================================================================================================================
TOTAL RETURN                                                           5.82%        5.64%        5.80%              5.11%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                $1,076       $1,008         $959               $844
 Ratio of Total Expenses to Average Net Assets                         0.09%        0.11%        0.12%            0.14%**
 Ratio of Net Investment Income to Average Net Assets                  4.56%        4.63%        4.77%            4.98%**
 Turnover Rate                                                           18%          17%          20%                21%
=========================================================================================================================
 *Inception.
**Annualized.

HIGH-YIELD TAX-EXEMPT FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                                  -------------------------------------------------------
                                                               2005     2004          2003          2002         2001
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.69        $10.54        $10.72        $10.31
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                  .506          .526          .563          .576
 Net Realized and Unrealized Gain (Loss) on Investments                 .170          .150         (.180)         .410
-------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                       .676          .676          .383          .986
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                  (.506)        (.526)        (.563)        (.576)
 Distributions from Realized Capital Gains                                --            --            --            --
-------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                                   (.506)        (.526)        (.563)        (.576)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $10.86        $10.69        $10.54        $10.72
=========================================================================================================================
TOTAL RETURN                                                            6.48%         6.55%         3.67%         9.77%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                 $2,728        $2,605        $2,670        $3,627
 Ratio of Total Expenses to Average Net Assets                          0.15%         0.17%         0.17%         0.19%
 Ratio of Net Investment Income to Average Net Assets                   4.71%         4.94%         5.30%         5.43%
 Turnover Rate                                                            24%           17%           18%           18%
=========================================================================================================================







HIGH-YIELD TAX-EXEMPT FUND ADMIRAL SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             NOV. 12*2001
                                                                              YEAR ENDED OCT. 31,             TO OCT. 31,
                                                                     ----------------------------------
                                                           2005        2004                    2003                  2002
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
 BEGINNING OF PERIOD                                                 $10.69                  $10.54               $10.78
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .512                      .533               .549
 Net Realized and Unrealized Gain (Loss) on Investments                .170                      .150              (.240)
 ------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                      .682                      .683               .309
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.512)                    (.533)            (.549)
 Distributions from Realized Capital Gains                               --                        --                 --
 ------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                                  (.512)                    (.533)            (.549)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $10.86                    $10.69             $10.54
=========================================================================================================================
TOTAL RETURN                                                           6.54%                     6.61%              2.96%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                $1,652                    $1,449             $1,275
 Ratio of Total Expenses to Average Net Assets                         0.10%                     0.11%            0.12%**
 Ratio of Net Investment Income to Average Net Assets                  4.76%                     5.00%            5.35%**
 Turnover Rate                                                           24%                       17%                18%
=========================================================================================================================
 *Inception.
**Annualized.

42

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD
This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change these policies, without prior notice to shareholders.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                             FREQUENT-TRADING LIMITS
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------



BUYING SHARES



ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $3,000.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
     Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account.
     Investment minimums may differ for certain categories of investors.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $100,000 for new investors. Shareholders who are registered on Vanguard.com, have held shares of the Fund for ten years, and have $50,000 or more in that Fund account are eligible to convert their Investor Shares into Admiral Shares. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
     Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account.
     Investment minimums may differ for certain categories of investors.

HOW TO BUY SHARES
ONLINE TRANSACTIONS. You may open certain types of accounts, request electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares in a new or existing fund account through our website at www.vanguard.com.
BY TELEPHONE. You may call Vanguard to request a purchase of shares by wire or by an exchange (using the proceeds from the sale of shares in another Vanguard fund). You may also request the forms needed to open a new account.
BY MAIL. You may send your check and account registration form to open a new account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement), or with a deposit slip (available online under "By, by check") or you may send written purchase instructions. All must be in good order.
BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.


GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


TYPES OF PURCHASES
BY CHECK. You may mail your check and a completed account registration form to Vanguard to open a new account. When adding to an existing account, send your check with an Invest-by-Mail form, written purchase instructions, or a printed deposit slip. Make your check payable to: Vanguard--"Fund Number. " For a list of Fund numbers and addresses, see Contacting Vanguard.
BY EXCHANGE. You may purchase shares with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know.
BY AUTOMATIC INVESTMENT PLAN OR BY OTHER ELECTRONIC BANK TRANSFER. You may make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order.

44

BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.


YOUR PURCHASE PRICE
BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your trade date. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.
BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.


BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the following business day.


BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.


EARNING DIVIDENDS
You begin earning dividends on the business day following your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by making a purchase request by telephone to Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund).

PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available for:


o    SIMPLE IRAs and 403(b)(7) custodial accounts;
o Other retirement plan accounts receiving special administrative services from Vanguard; or

o Accounts maintained by financial intermediaries, except in limited circumstances.
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.
^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.
^FUTURE PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice, including purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may disrupt a fund's operation or performance. In addition, all Vanguard funds reserve the right to stop selling shares.
^LARGE PURCHASES. Please call Vanguard before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.


CONVERTING SHARES


A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.


PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.

46

CONVERSIONS FROM INVESTOR SHARES INTO ADMIRAL SHARES
Shares purchased before the issuance of Admiral Shares are considered Investor Shares.


SELF-DIRECTED CONVERSIONS. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $100,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online, or you may contact Vanguard by telephone or by mail to request this transaction. See Contacting Vanguard.
TENURE CONVERSIONS. You are eligible for a self-directed conversion from Investor Shares into Admiral Shares if you have had an account in the Fund for ten years, that account balance is at least $50,000, and you are registered with Vanguard.com. Registered users of Vanguard.com may request a tenure conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.
AUTOMATIC CONVERSIONS. The Fund conducts periodic reviews of account balances and may convert an eligible investor's Investor Shares into Admiral Shares. The Fund will notify the investor in writing before any automatic conversion into Admiral Shares. You may instruct the Fund if you do not wish to convert to the lower-cost Admiral Shares. Automatic conversions do not apply to accounts that qualify for Admiral Shares on the basis of tenure in the Fund.


MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may convert the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

REDEEMING SHARES



HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request. ONLINE TRANSACTIONS. You may redeem shares, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.
BY TELEPHONE. You may call Vanguard to request a redemption. See Contacting Vanguard.
BY MAIL. You may send your written redemption instructions in good order to Vanguard. See Contacting Vanguard.
BY WRITING A CHECK. If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.

BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.
GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

TYPES OF REDEMPTIONS
BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know.
BY AUTOMATIC WITHDRAWAL PLAN OR BY OTHER ELECTRONIC BANK TRANSFER. You may make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. The minimum electronic redemption is $100.
BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.
Money Market Funds: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
Bond Funds: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

48


YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date. The trade date for Automatic Withdrawal Plan redemptions is two business days prior to the date you designated for the proceeds to be in your bank account.

EARNING DIVIDENDS
Shares continue earning dividends until the business day following your trade date. There are two exceptions to this rule: (1) If you redeem shares by writing a check against your account, the shares will stop earning dividends on the day that your check posts to your account; and (2) For money market funds only, if you redeem shares with a same-day wire request before 10:45 a.m., Eastern time (2 p.m., Eastern time for Vanguard Prime Money Market Fund), the shares will stop earning dividends that same day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.
^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient balance.
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new addresses.
^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.


^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


EXCHANGING SHARES

An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.
     Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

50


 The policy does not apply to the following:
o    Purchases   of  shares   with   reinvested   dividend   or  capital   gains
     distributions.
o    Transactions   through  Vanguard's  Automatic  Investment  Plan,  Automatic
     Exchange  Service,  Direct  Deposit  Service,  Automatic  Withdrawal  Plan,
     Required  Minimum   Distribution   Service,  and  Vanguard  Small  Business
     Online/(R)/.
o    Redemptions of shares to pay fund or account fees.
o Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)
o    Transfers and re-registrations of shares within the same fund.
o    Purchases of shares by asset transfer or direct rollover.
o    Conversions of shares from one share class to another in the same fund.
o    Checkwriting redemptions.
o    Section 529 college savings plans.
o Certain approved institutional portfolios and asset allocation programs, as well as Vanguard mutual funds that invest in other Vanguard mutual funds.

     For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), the frequent-trading policy does not apply to:


o Purchases of shares with participant payroll or employer contributions or loan repayments.
o    Purchases   of  shares   with   reinvested   dividend   or  capital   gains
     distributions.
o    Distributions, loans, and in-service withdrawals from a plan.
o Redemptions of shares as part of a plan termination or at the direction of the plan.
o    Automated   transactions   executed  during  the  first  six  months  of  a
     participant's enrollment in the Vanguard Managed Account Program.
o    Redemptions of shares to pay fund or account fees.
o    Share or asset transfers or rollovers.
o    Re-registrations of shares.
o    Conversions of shares from one share class to another in the same fund.

ACCOUNTS HELD BY INSTITUTIONS (OTHER THAN DEFINED CONTRIBUTION PLANS)

Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a clients' account the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


ACCOUNTS HELD BY INTERMEDIARIES
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.
     For  those  Vanguard  funds  that  charge  purchase  or  redemption   fees,
intermediaries will be asked to assess purchase or redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase or redemption fees or administer frequent- trading policies.
     For funds to which fees apply, intermediaries will be expected to begin to assess purchase and redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



OTHER RULES YOU SHOULD KNOW



VANGUARD.COM/(R)/
^REGISTRATION. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. To establish this service, you must register online.


^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS
^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

52


^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

o Authorization to act on the account (as the account owner or by legal documentation or other means).
o    Account registration and address.
o    Social Security or employer identification number.
o    Fund name and account number, if applicable.
o    Other information relating to the account.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service for any or all shareholders at any time, without notice.


GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:
o    The fund name and account number.
o The amount of the transaction (stated in dollars, shares, or percent). Written instructions also must include:
o    Authorized signatures of all registered owners.
o    Signature guarantees, if required for the type of transaction.*
o    Any supporting legal documentation that may be required.
*Call Vanguard for specific signature-guarantee requirements.


FUTURE TRADE DATE REQUESTS
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.


ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED, AND AUTOMATIC CONVERSIONS BETWEEN INVESTOR SHARES AND ADMIRAL SHARES GENERALLY ARE NOT AVAILABLE TO ACCOUNTS HELD THROUGH INTERMEDIARIES. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM AND TO LEARN ABOUT OTHER RULES THAT MAY APPLY.
     Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.

CUSTODIAL FEES
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your taxpayer identification number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.


LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.

54


     For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if the total Vanguard account assets under your taxpayer identification number are $50,000 or more.

RIGHT TO CHANGE POLICIES
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low- balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



FUND AND ACCOUNT UPDATES



CONFIRMATION STATEMENTS
We will send (or provide online, whichever you prefer) a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.These statements can be viewed online.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS
We will send (or provide online, whichever you prefer) financial reports about Vanguard Municipal Bond Funds twice a year, in June and December. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:
o    Performance assessments and comparisons with industry benchmarks.
o    Reports from the advisor.
o Financial statements with detailed listings of the Funds' holdings. Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

PORTFOLIO HOLDINGS
We generally post on our website at www.vanguard.com, in the HOLDINGS section of the Fund's Profile page, a detailed list of the securities held in the Fund (under PORTFOLIO HOLDINGS), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter.

56


Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


CONTACTING VANGUARD


ONLINE
VANGUARD.COM
o For the most complete source of Vanguard news
o For fund, account, and service information
o For most account transactions
o For literature requests
o 24 hours a day, 7 days a week


VANGUARD TELE-ACCOUNT/(R)/
800-662-6273
(ON-BOARD)
o For automated fund and account information
o For redemptions by check, exchange (subject to certain limitations), or wire
o Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
800-662-7447 (SHIP)
(Text telephone at
800-952-3335)
o For fund and service information
o For literature requests
o Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

CLIENT SERVICES
800-662-2739 (CREW)
(Text telephone at
800-749-7273)
o For account information
o For most account transactions
o Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

ADMIRAL SERVICE CENTER
888-237-9949
o For Admiral account information
o For most Admiral transactions
o Business hours only

INSTITUTIONAL DIVISION
888-809-8102
o For information and services for large institutional investors
o Business hours only

INTERMEDIARY SALES SUPPORT
800-997-2798
o For information and services for financial intermediaries including broker-dealers, trust institutions, insurance companies, and financial advisors
o Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m., Eastern time

                                                                              57
VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110


REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815


FUND NUMBERS
Please use the specific fund number when contacting us:
 Vanguard Tax-Exempt Money Market Fund--45 (Investor
Shares only)
 Vanguard Short-Term Tax-Exempt Fund--41 (Investor Shares) or 541 (Admiral
Shares)
 Vanguard Limited-Term Tax-Exempt Fund--31 (Investor Shares) or 531 (Admiral Shares)
 Vanguard Intermediate-Term Tax-Exempt Fund--42
(Investor Shares) or 542 (Admiral Shares)
 Vanguard Long-Term Tax-Exempt Fund--43 (Investor Shares) or 543 (Admiral
Shares)
 Vanguard Insured Long-Term Tax-Exempt Fund--58
(Investor Shares) or 558 (Admiral Shares)
 Vanguard High-Yield Tax-Exempt Fund--44 (Investor Shares) or 5044 (Admiral Shares)


























The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, VIPER, VIPERs, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

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GLOSSARY OF INVESTMENT TERMS


ALTERNATIVE MINIMUM TAX (AMT)
A measure designed to ensure that individuals pay at least a minimum amount of federal income taxes. Certain securities used to fund private, for-profit activities are subject to AMT.


AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COUPON
The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

DURATION
A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond's price would rise by approximately 2% when interest rates fell by 1%.


EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

MUNICIPAL BOND
A bond issued by a state or local government. Interest income from municipal bonds, and therefore dividend income from municipal bond funds, is generally free from federal income taxes and generally exempt from taxes in the state in which the bonds were issued.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600



FOR MORE INFORMATION
If you would like more information
about Vanguard Municipal Bond Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Funds'
investments is available in the Funds'
annual and semiannual reports to shareholders.
In the annual report, you will
find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI) The SAI provides
more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest
annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600


TELEPHONE:
800-662-7447 (SHIP)

TEXT TELEPHONE:
800-952-3335


WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Vanguard
shareholder and would like
information about your
account, account transactions,
and/or account statements, please call:


CLIENT SERVICES DEPARTMENT
TELEPHONE:
800-662-2739 (CREW)

TEXT TELEPHONE:
800-749-7273

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's
Public Reference Room in Washington, DC
To find out more about this public
service, call the SEC at 202-551-8090.
Reports and other information about the
Funds are also available in the EDGAR
database on the SEC's Internet site at
www.sec.gov, or you can receive copies
of this information, for a fee, by
electronic request at the following
e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section,
Securities and Exchange Commission,
Washington, DC 20549-0102.


Funds' Investment Company Act
file number: 811-2687

(C) 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


P095 022006

                                     PART B


                       VANGUARD/(R)/ MUNICIPAL BOND FUNDS
                                FEBRUARY 13, 2006


This Statement is not a prospectus but should be read in conjunction with the Funds' current prospectus (dated February 13, 2006). To obtain, without charge, the prospectus or the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:


                        INVESTOR INFORMATION DEPARTMENT:
                                  800-662-7447


                                TABLE OF CONTENTS


DESCRIPTION OF THE TRUST..............................................B-1
INVESTMENT POLICIES...................................................B-3
INVESTMENT LIMITATIONS................................................B-14
VALUATION OF SHARES...................................................B-15
PURCHASE AND REDEMPTION OF SHARES.....................................B-16
MANAGEMENT OF THE FUNDS...............................................B-17
PORTFOLIO TRANSACTIONS................................................B-28
PROXY VOTING GUIDELINES...............................................B-28
FINANCIAL STATEMENTS..................................................B-33
APPENDIX--DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS............B-33


                            DESCRIPTION OF THE TRUST


ORGANIZATION

Vanguard Municipal Bond Funds (The Trust) was organized as Warwick Tax-Exempt Bond Fund, Inc., a Maryland corporation, in 1976. It was reorganized as a Pennsylvania business trust in 1984 and then was reorganized as a Maryland corporation in 1985. It was finally reorganized as a Delaware statutory trust in July 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Municipal Bond Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. The Trust currently offers the following funds (and classes thereof):


                                                         SHARE CLASSES**
                                                         -------------

        FUND*                                         INVESTOR      ADMIRAL
        ----                                          --------      -------
        Vanguard Tax-Exempt Money Market Fund           Yes            No
        Vanguard Short-Term Tax-Exempt Fund             Yes           Yes
        Vanguard Limited-Term Tax-Exempt Fund           Yes           Yes
        Vanguard Intermediate-Term Tax-Exempt Fund      Yes           Yes
        Vanguard Long-Term Tax-Exempt Fund              Yes           Yes
        Vanguard Insured Long-Term Tax-Exempt Fund      Yes           Yes
        Vanguard High-Yield Tax-Exempt Fund             Yes           Yes

* Individually, a Fund; collectively, the Funds. **Individually a class; collectively the classes.


     The Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

 Throughout this document, any references to "class" apply only to the extent a Fund issues multiple classes.

     Each Fund described in this Statement of Additional Information is a member fund. There are two types of "Vanguard funds," member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.


SERVICE PROVIDERS

     CUSTODIAN. Wachovia Bank, N.A., 123 S. Broad Street, PA4942, Philadelphia, PA 19109, serves as the Funds' custodian. The custodian is responsible for maintaining the Funds' assets and keeping all necessary accounts and records of Fund assets.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.

     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Funds'  transfer  agent  and
dividend-paying agent is Vanguard, 100 Vanguard Boulevard, Malvern, PA 19355.


CHARACTERISTICS OF THE FUNDS' SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of a Fund or share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared by the Fund. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) a certain type of merger or consolidation, share conversion, share exchange, or sale of assets is proposed. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.


     CONVERSION RIGHTS. Fund shareholders (except those invested in the Tax-Exempt Money Market Fund) may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. There are no conversion rights associated with the Tax-Exempt Money Market Fund.


     REDEMPTION  PROVISIONS.  Each Fund's redemption provisions are described in
its  current   prospectus   and  elsewhere  in  this   Statement  of  Additional
Information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUNDS

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


                               INVESTMENT POLICIES

Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.

     80% POLICY. As a matter of fundamental policy, each Fund will invest 80% of its assets in tax-exempt securities under normal market conditions. For purposes of these 80% policies, assets include net assets and borrowings for investment purposes. The Insured Long-Term Tax-Exempt Fund will invest at least 80% of its assets in securities whose principal and interest payments are guaranteed when due by insurance.

     BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements by the SEC and its staff, and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position, (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

     DEBT SECURITIES --  NON-INVESTMENT-GRADE  SECURITIES.  Non-investment-grade securities, also referred to as "high-yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

     Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

     Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.


     The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a short period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.


     The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.


     DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.


     DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward-commitment transactions
(see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. A fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. There is no assurance that any derivatives strategy used by a fund's advisor will succeed.

     Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

     The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

     Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

     Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

     Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives (see additional discussion above). Each Fund's obligation under futures contracts will not exceed 20% of its total assets. The reasons for which a fund may invest in futures include: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds, or (2) to reduce the Fund's transaction costs or add value when these instruments are favorably priced.

     A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date.

Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

     A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.


     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.


     A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.


     A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

     A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

     HYBRID INSTRUMENT. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.

     Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks, and perpetual bonds, which are structured like fixed income securities, have no maturity date and may be characterized as debt or equity for certain regulatory purposes. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.

     In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate or other economic factor (each a benchmark). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund's investment in hybrids, these risks may cause significant fluctuations in the fund's net asset value.

     Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds' investments in these products may be subject to limits described below under the heading "Other Investment Companies."


     INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program.

     MUNICIPAL BONDS. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (Municipal Bonds). Municipal Bonds include securities from a variety of sectors, each of which has unique risks. Municipal Bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). Some Municipal Bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features (see discussion of "Debt Securities - Variable and Floating Rate Securities"). A tax-exempt fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest payments on Municipal Bonds will continue to be tax-exempt for the life of the bonds. In particular, a state-specific tax-exempt fund is subject to state-specific risk, which is the chance that the fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds the invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on a state's overall municipal market.

     Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility. Municipal Bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other Municipal Bonds (see discussion of "Debt Securities - Variable and Floating Rate Securities").

     Some Municipal Bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

     Municipal Bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal Bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

     Municipal securities also include a variety of structures geared towards accommodating municipal issuer short term cash flow requirements. These structures include but are not limited to general market notes, commercial paper, put bonds, and variable rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).


     MUNICIPAL BONDS -- RISKS. Municipal Bonds are subject to credit risk. Like other debt securities, Municipal Bonds include investment-grade, non-investment grade and unrated securities. Rated Municipal Bonds that may be held by a fund include those rated investment-grade at the time of investment or those issued by issuers whose senior debt is rated investment-grade at the time of investment. In the case of any unrated Municipal Bonds, the advisor to a fund will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund's Municipal Bonds in the same manner.

     Municipal Bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal Bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

     Municipal Bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds.

     Municipal Bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund's board of trustees. In determining the liquidity and appropriate valuation of a Municipal Bond, a fund's advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.


     OPTIONS. An option is a derivative (see additional discussion above). An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.


     The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


     If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

     A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


     OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The 1940 Act provides an exemption from these restrictions for a fund-of-funds where the acquiring fund and any acquired funds are part of the same group of investment companies and comply with various conditions set forth in the Act. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market.


     RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers, and dealers that trade in the security, and the availability of information about the security's issuer.

     SWAP AGREEMENTS. A swap agreement is a derivative (see additional discussion above). A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

     Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

     An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

     The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

     Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a fund's limitation on investments in illiquid securities.

     Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

     Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

     The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

     In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

     TAX MATTERS -- MARKET DISCOUNT. The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.

     TENDER OPTION BOND PROGRAMS. Tender option bond programs are a type of municipal bond derivative security that provide for tax-free income at a variable rate. In such programs, high quality longer-term municipal bonds are held inside a trust and varying economic interests in the bonds are created and sold to investors. One class of investors earns interest at a rate based on current short-term tax-exempt interest rates and may tender its holdings at par to the program sponsor at agreed upon intervals. This class is an eligible security for municipal money market fund investments. A second class of investors has a residual income interest (earning any net income produced by the underlying bonds that exceeds the variable income paid to the other class of investors) and bears the risk that the underlying bonds decline in value due to changes in market interest rates. The Funds do not invest in this second class of shares. Under the terms of such programs, both investor classes bear the risk of loss that would result from a default on the underlying bonds as well as from other potential, yet remote, credit or structural events.

     WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


                             INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

     BORROWING. Each Fund may not borrow money in excess of 15% of its net assets, and any borrowings by the Fund must comply with all applicable regulatory requirements.

     COMMODITIES. Each Fund may not invest in commodities, except that it may invest in fixed income futures contracts and options on fixed income contracts. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.

     DIVERSIFICATION. Each Fund may not purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government, its agencies, or instrumentalities, or any municipal bond guaranteed by the U.S. government. The Tax-Exempt Money Market Fund may, however, invest in a single issuer as permitted by the Commission (which currently permits a money market fund to invest up to 25% of its total assets in the highest-quality securities of a single issuer for a period of up to three business days).

     ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% (10% with respect to the Money Market Fund) of its net assets would be invested in securities that are illiquid.

     INVESTMENT IN SECURITIES OTHER THAN MUNICIPAL SECURITIES. Each Fund will not invest in securities other than municipal securities, except that it may make temporary investments (up to 20% of its total assets under normal circumstances) in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items subject to short-term repurchase agreements.

     INVESTMENT OBJECTIVE. The investment objective of each Fund may not be materially changed without a shareholder vote.

     LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed or customarily purchased by institutional investors or through Vanguard's interfund lending program.

     MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     OIL, GAS, MINERALS. Each Fund may not invest in interests in oil, gas, or other mineral exploration or development programs (although the Fund may invest in bonds and money market instruments secured by interests in these programs), except as permitted by the Fund's investment policies relating to commodities.

     PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     PUT OPTIONS, CALL OPTIONS, STRADDLES, AND SPREADS. Each Fund may not invest in put or call options or employ straddles or spreads, except as permitted by the Fund's investment policies relating to commodities.

     REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in municipal bonds secured by real estate and interests therein.

     SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. A Fund will not be considered an underwriter when disposing of its investment securities.

     Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

     None of these limitations prevents a Fund from having an ownership interest in Vanguard. As part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.


                               VALUATION OF SHARES


VANGUARD SHORT-TERM, LIMITED-TERM, INTERMEDIATE-TERM, LONG-TERM, INSURED LONG-TERM, AND HIGH-YIELD TAX-EXEMPT FUNDS. Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange) generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.

     VANGUARD TAX-EXEMPT MONEY MARKET FUND. The Fund's share price, or NAV, is calculated each business day as of the close of regular trading on the Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding.

     The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although the Funds expect the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

     Although the stable share price is not guaranteed, the NAV of Vanguard money market funds is expected to remain at $1.00 per share. Instruments are purchased and managed with that goal in mind.

     It is the policy of the Tax-Exempt Money Market Fund to attempt to maintain an NAV of $1.00 per share for sales and redemptions. The instruments held by the Fund are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if it sold the instrument. The Fund's holdings will be reviewed by the trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of fund instruments prior to maturity to realize capital gains or losses or to shorten average fund maturity; withholding dividends; making a special capital distribution; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.

     The use of amortized cost and the maintenance of the Tax-Exempt Money Market Fund's NAV at $1.00 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services, or in the case of an instrument not so rated, determined by methods approved by the trustees to be of comparable quality.


                        PURCHASE AND REDEMPTION OF SHARES


PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus. The NAV per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. A purchase order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a purchase order received after the close of regular trading on the Exchange will be executed at the NAV computed on the first business day following the date of receipt.


REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.


     Each Fund has filed a notice of election with the SEC to pay in cash all redemption requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of each Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.


     The Funds do not charge redemption fees, except for wire redemptions in amounts less than $5,000 (which will be subject to a charge of $5.00). Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.


RIGHT TO CHANGE POLICIES

Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption, low-balance account, account maintenance, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's NAV next determined after the order is received by the Authorized Agent. If you invest with Vanguard through another firm, you should review that firm's policies relating to trading in the Vanguard funds.

     When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek the assistance of the intermediary to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by that intermediary or by certain of that intermediary's clients. Intermediaries may also monitor their client's trading activities in the Vanguard funds.

     Intermediaries will be asked to assess and remit redemption fees to the fund. The application of redemption fees may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess redemption fees.

     Intermediaries will be expected to begin to assess redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues.



                             MANAGEMENT OF THE FUNDS


VANGUARD

Each Fund is a member of Vanguard, which consists of more than 130 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds, including the Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

     The funds' officers are also officers and employees of Vanguard.

     Vanguard, Vanguard Marketing Corporation, the fund's advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.


     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement, which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. As of October 31, 2005, the Funds had contributed $xxx,000 to Vanguard, which represented x.xx% of each Fund's net assets and was x.xx% of Vanguard's capitalization.


     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, provides all distribution and marketing activities for the funds. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies. The funds' trustees review and approve the amount to be spent annually on distribution activities, as well as the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.


     During the fiscal years ended October, 2003, 2004, and 2005, each Fund paid the following approximate amounts of Vanguard's management and administrative (including transfer agency), distribution, and marketing expenses:




                                                  FISCAL YEAR ENDED        FISCAL YEAR ENDED    FISCAL YEAR ENDED
FUND                                               OCTOBER 31, 2003         OCTOBER 31, 2004    OCTOBER 31, 2005
----                                              -----------------        -----------------    -----------------
Vanguard Tax-Exempt Money Market Fund                  $17,505,000               $16,312,000
Vanguard Short-Term Tax-Exempt Fund                      4,999,000                 4,357,000
Vanguard Limited-Term Tax-Exempt Fund                    7,728,000                 6,575,000
Vanguard Intermediate-Term Tax-Exempt Fund              15,343,000                12,422,000
Vanguard Long-Term Tax- Exempt Fund                      2,600,000                 2,036,000
Vanguard Insured Long-Term Tax-Exempt Fund               3,896,000                 3,326,000
Vanguard High-Yield Tax-Exempt Fund                      5,393,000                 4,789,000


     The Funds' investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the Fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the Fund's management and administrative expenses and are not reflected in these totals.


OFFICERS AND TRUSTEES



Each Fund is governed by the board of trustees of the Trust and a single set of officers. The officers manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.

     The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.



                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
INTERESTED TRUSTEE
John J. Brennan*         Chairman of the      May 1987            Chairman of the Board, Chief                                   133
(1954)                   Board, Chief                             Executive Officer, and Director
                         Executive Officer,                       (Trustee) of Vanguard, and each of
                         and Trustee                              the investment companies served by
                                                                  Vanguard.

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee              January 2001        Applecore Partners (pro bono ventures in                       133
(1937)                                                            education); Senior Advisor to Greenwich
                                                                  Associates (international business strategy
                                                                  consulting); Successor Trustee of Yale
                                                                  University; Overseer of the Stern School of
                                                                  Business at New York University; Trustee of
                                                                  the Whitehead Institute for Biomedical
                                                                  Research.

Rajiv L. Gupta           Trustee              December 2001       Chairman and Chief Executive Officer                           133
(1945)                                                            of Rohm and Haas Co. (chemicals) since
                                                                  October 1999; Board Member of American Chemistry
                                                                  Council; Trustee of Drexel University and Chemical
                                                                  Heritage Foundation.

JoAnn Heffernan Heisen   Trustee              July 1998           Vice President, Chief Information Officer, and                 133
(1950)                                                            Member of the Executive Committee of
                                                                  Johnson & Johnson (pharmaceuticals/consumer
                                                                  products); Director of the University Medical
                                                                  Center at Princeton and Women's Research
                                                                  and Education Institute.

Andre F. Perold          Trustee              December 2004       George Gund Professor of Funance and                           133
(1952)                                                            Banking, Harvard Business School since
                                                                  2000; Senior Associate Dean: Director
                                                                  of Faculty Recruiting, and Chair of
                                                                  Finance Faculty, Harvard Business School:
                                                                  Director and Chairman of Unx, Inc.
                                                                  (equities trading firm) since 2003;
                                                                  Director of registered investment companies
                                                                  advised by Merrill Lynch Investment Managers
                                                                  and affiliates (1985--2004); Genbel Securities
                                                                  Limited (South African financial services firm)
                                                                  (1999--2003), Gensec Bank (1999--2003), Sanlam
                                                                  Investment Management (1999--2001), Sanlam, Ltd,
                                                                  (South African insurance company) (2001--2003),
                                                                  Stockbank, Inc. (credit card firm) (2000--2002),
                                                                  Bulldogresearch.com (investment research) (1999--
                                                                  2001); and Trustee of Commonfund (investment
                                                                  management) (1989--2001).

Alfred M. Rankin, Jr.    Trustee              January 1993        Chairman, President, Chief Executive Officer,                  133
(1941)                                                            and Director of NACCO Industries, Inc.(forklift
                                                                  trucks/housewares/lignite); Director of
                                                                  Goodrich Corporation (industrial products/
                                                                  aircraft systems and services). Director of
                                                                  Standard Products Company (supplier for
                                                                  automotive industry) until 1998.

*Officers of the Fund are "interested persons" as defined in the 1940 Act.

                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------


J. Lawrence Wilson       Trustee              April 1985          Retired Chairman and Chief Executive Officer                   133
(1936)                                                            of Rohm and Haas Co. (chemicals); Director of
                                                                  Cummins Inc. (diesel engines), MeadWestvaco
                                                                  Corp. (packaging products), and Amerisource
                                                                  Bergen Corp. (pharmaceutical distribution);
                                                                  Trustee of Vanderbilt University and Culver
                                                                  Education Foundation.

-----------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
Heidi Stam*              Secretary            July 2005           Principal of Vanguard since November 1997;                     133
(1956)                                                            General Counsel of Vanguard since July 2005;
                                                                  Secretary of Vanguard, and of each of the
                                                                  investment companies served by Vanguard since
                                                                  July 2005.

Thomas J. Higgins*       Treasurer            July 1998           Principal of Vanguard; Treasurer of each of the                133
(1957)                                                            investment companies served by Vanguard since July 1998.


*Officers of the Funds are "interested persons" as defined in the 1940 Act.

     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2004 and 2005, Vanguard paid Greenwich subscription fees amounting to less than $XXX,000. Vanguard's subscription rates are similar to those of other subscribers.

     Board Committees: The Trust's board has the following committees:


o Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each Fund and Vanguard. All independent trustees serve as members of the committee. The committee held XXX meetings during each Fund's last fiscal year.

o Compensation Committee: This committee oversees the compensation programs established by each Fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held XXX meetings during each Fund's last fiscal year.

o Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held XXX meetings during each Fund's last fiscal year.

     The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.


TRUSTEES' OWNERSHIP OF FUND SHARES

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, .. As a group, the funds' trustees and officers own less than 1% of the outstanding shares of each class of each fund.

                          VANGUARD MUNICIPAL BOND FUNDS


                                                          DOLLAR RANGE   AGGREGATE DOLLAR RANGE OF
                                                        OF FUND SHARES        VANGUARD FUND SHARES
FUND                                NAME OF TRUSTEE   OWNED BY TRUSTEE            OWNED BY TRUSTEE
----                                ---------------   ----------------    ------------------------
VANGUARD TAX-EXEMPT MONEY
MARKET FUND                         John J. Brennan              None               Over $100,000
                                   Charles D. Ellis              None               Over $100,000
                                     Rajiv L. Gupta              None               Over $100,000
                             JoAnn Heffernan Heisen              None               Over $100,000
                                    Andre F. Perold              None               Over $100,000
                              Alfred M. Rankin, Jr.              None               Over $100,000
                                 J. Lawrence Wilson     Over $100,000               Over $100,000
VANGUARD SHORT-TERM
TAX-EXEMPT FUND                     John J. Brennan              None               Over $100,000
                                   Charles D. Ellis              None               Over $100,000
                                     Rajiv L. Gupta              None               Over $100,000
                             JoAnn Heffernan Heisen              None               Over $100,000
                                    Andre F. Perold              None               Over $100,000
                              Alfred M. Rankin, Jr.              None               Over $100,000
                                 J. Lawrence Wilson None Over $100,000
VANGUARD LIMITED-TERM
TAX-EXEMPT FUND                     John J. Brennan              None               Over $100,000
                                   Charles D. Ellis              None               Over $100,000
                                     Rajiv L. Gupta              None               Over $100,000
                             JoAnn Heffernan Heisen              None               Over $100,000
                                    Andre F. Perold              None               Over $100,000
                              Alfred M. Rankin, Jr.              None               Over $100,000
                                 J. Lawrence Wilson     Over $100,000               Over $100,000
VANGUARD INTERMEDIATE-TERM
TAX-EXEMPT FUND                     John J. Brennan              None               Over $100,000
                                   Charles D. Ellis              None               Over $100,000
                                     Rajiv L. Gupta              None               Over $100,000
                             JoAnn Heffernan Heisen              None               Over $100,000
                                    Andre F. Perold              None               Over $100,000
                              Alfred M. Rankin, Jr.              None               Over $100,000
                                 J. Lawrence Wilson     Over $100,000               Over $100,000
VANGUARD LONG-TERM
TAX-EXEMPT FUND                     John J. Brennan              None               Over $100,000
                                   Charles D. Ellis              None               Over $100,000
                                     Rajiv L. Gupta              None               Over $100,000
                             JoAnn Heffernan Heisen              None               Over $100,000
                                    Andre F. Perold              None               Over $100,000
                              Alfred M. Rankin, Jr.              None               Over $100,000
                                 J. Lawrence Wilson None Over $100,000
VANGUARD LONG-TERM TAX-
EXEMPT FUND                         John J. Brennan              None               Over $100,000
                                   Charles D. Ellis              None               Over $100,000
                                     Rajiv L. Gupta              None               Over $100,000
                             JoAnn Heffernan Heisen              None               Over $100,000
                                    Andre F. Perold              None               Over $100,000
                              Alfred M. Rankin, Jr.              None               Over $100,000
                                 J. Lawrence Wilson     Over $100,000               Over $100,000

                                                          DOLLAR RANGE   AGGREGATE DOLLAR RANGE OF
                                                        OF FUND SHARES        VANGUARD FUND SHARES
FUND                                NAME OF TRUSTEE   OWNED BY TRUSTEE            OWNED BY TRUSTEE
----                                ---------------   ----------------    ------------------------
VANGUARD HIGH-YIELD
TAX-EXEMPT FUND                     John J. Brennan              None               Over $100,000
                                   Charles D. Ellis              None               Over $100,000
                                     Rajiv L. Gupta              None               Over $100,000
                             JoAnn Heffernan Heisen              None               Over $100,000
                                    Andre F. Perold              None               Over $100,000
                              Alfred M. Rankin, Jr.              None               Over $100,000
                                 J. Lawrence Wilson None Over $100,000



TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

     INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

o The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

o The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

o Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of Vanguard.

     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                          VANGUARD MUNICIPAL BOND FUNDS
                          TRUSTEES' COMPENSATION TABLE


                                                             PENSION OR
                                                             RETIREMENT      ACCRUED ANNUAL   TOTAL COMPENSATION
                                   AGGREGATE           BENEFITS ACCRUED          RETIREMENT    FROM ALL VANGUARD
                                COMPENSATION           AS PART OF THIS           BENEFIT AT           FUNDS PAID
 TRUSTEE                   FROM THIS FUND(1)         FUND'S EXPENSES(1)  JANUARY 1, 2004(2)       TO TRUSTEES(3)
 -------                 -------------------         ------------------  ------------------    -----------------
John J. Brennan                         None                       None                None                 None
Charles D. Ellis                      $9,200                        N/A                 N/A             $xxx,000
Rajiv L. Gupta                         9,200                        N/A                 N/A              xxx,000
JoAnn Heffernan Heisen                 9,200                       $223              $x,000              xxx,000
Burton G. Malkiel(4)                   6,133                        365               x,000              xxx,000
Andre F. Perold(5)                     7,667                        N/A                 N/A              xxx,000
Alfred M. Rankin, Jr.                  9,201                        270               x,000              xxx,000
J. Lawrence Wilson                    10,529                        285               x,000              xxx,000

(1)  The amounts  shown in this column are based on the Funds' fiscal year ended
     October  31,  2005.  Each  Fund  within  the  Trust  is  responsible  for a proportionate share of these amounts
(2)  Each  trustee  is  eligible  to  receive  retirement  benefits  only  after completing at least 5 years (60 consecutive months) of service as a trustee for the  Vanguard  funds.  The annual  retirement  benefit  will be paid in monthly  installments,  beginning  with the month  following  the trustee's retirement  from  service,  and will cease after 10 years of payments  (120 monthly installments). Trustees who began their service on or after January
     1, 2001, are not eligible to participate in the retirement benefit plan.
(3)  The amounts reported in this column reflect the total  compensation paid to each trustee for his or her service as trustee of 132  Vanguard  funds (129 in the case of Mr. Malkiel) for the 2005 calendar year.
(4)  Mr. Malkiel retired from the Funds' board effective June 30, 2005.
(5)  Mr. Perold became a member of the Funds' board effective December 2004.



                          INVESTMENT ADVISORY SERVICES


VANGUARD
The Funds receive all investment advisory services from Vanguard, through its Fixed Income Group. These services are provided on an at-cost basis from an experienced advisory staff employed directly by Vanguard. The compensation and other expenses of the advisory staff are allocated among the Funds utilizing these services.

     During the fiscal years ended October 31, 2003, 2004, and 2005, the Funds incurred the following advisory expenses:


FUND                                              2003        2004        2005
----                                              ----        ----        ----
Vanguard Tax-Exempt Money Market Fund       $1,620,000  $1,706,000           $
Vanguard Short-Term Tax-Exempt Fund            554,000     584,000
Vanguard Limited-Term Tax-Exempt Fund          811,000     861,000
Vanguard Intermediate-Term Tax-Exempt Fund   1,686,000   1,515,000
Vanguard Long-Term Tax-Exempt Fund             291,000     249,000
Vanguard Insured Long-Term Tax-Exempt Fund     418,000     378,000
Vanguard High-Yield Tax-Exempt Fund            565,000     536,000

     The investment management staff is supervised by the senior officers of the Funds. The senior officers are directly responsible to the board of trustees of the Funds.

OTHER ACCOUNTS MANAGED

Christopher M. Ryon managed the Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt Funds, which, as of October 31, 2005, collectively held assets of $.. As of October 31, 2005, Mr. Ryon also managed XX other registered investment companies with total assets of $..

Reid O. Smith managed the Insured Long-Term and High-Yield Tax-Exempt Funds, which, as of October 31, 2005, collectively held assets of $.. As of October 31, 2005, Mr. Smith also managed XX other registered investment companies with total assets of $..

Pamela Wisehaupt Tynan managed the Tax-Exempt Money Market, Short-Term Tax-Exempt, and Limited-Term Tax-Exempt Fund, which, as of October 31, 2005, collectively held assets of $.. As of October 31, 2005, Ms. Tynan also managed XX other registered investment companies with total assets of $..

MATERIAL CONFLICTS OF INTEREST

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.


DESCRIPTION OF COMPENSATION

As of October 31, 2005, a Vanguard portfolio manager's compensation generally consists of base salary, bonus, and payments under Vanguard's long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980's to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement benefits.

     In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

     A portfolio  manager's  bonus is  determined  by a number of  factors.  One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given its objectives and policies and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund's portfolios. For each Fund, the performance factor depends on how successfully the portfolio manager outperforms these expectations and maintains the risk parameters of the fund over a three-year period. Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

     Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard's long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, Vanguard's independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard's operating efficiencies in providing services to the Vanguard funds.


OWNERSHIP OF SECURITIES

Vanguard employees, including portfolio managers, allocate their investment among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees as a group invest a sizeable portion of their personal assets in Vanguard funds. As of October 31, 2005, Vanguard employees collectively invested $1.3 billion in Vanguard funds. John J. Brennan, Chairman and Chief Executive Officer of Vanguard and the Vanguard funds, and George U. Sauter, Managing Director and Chief Investment Officer, invest substantially all of their personal financial assets in Vanguard funds.

     As of October 31, 2005, Mr. Ryon owned shares of the . Fund within the . range, Mr. Smith owned shares of the . Fund in the . range, and Ms. Tynan owned shares of the . Fund within the $. range. Except as noted in the previous sentence, as of October 31, 2005, the portfolio managers did not own any shares of the Municipal Bond Funds that they managed.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


INTRODUCTION


Vanguard and the Boards of Trustees of the Vanguard funds (the Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Polices and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund's shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.


     The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures
Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.


ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS


Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose their ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets (collectively, ten largest stock holdings) as of the most recent calendar-quarter end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.


ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS


Each of the Vanguard funds, excluding Vanguard money market funds, will seek to disclose their complete portfolio holdings as of the most recent calendar-quarter end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. A Principal or Senior Analyst in Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interest of the fund.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard, for legitimate business purposes, may disclose the complete portfolio holdings of a Vanguard fund at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Departments. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as described above may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives.

     As of December 31, 2005, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Alcom Printing Group Inc., Apple Press Automatic Data Processing, Inc., Intelligencer Printing Company, McMunn Associates Inc., Moore Wallace Inc., Pitney Bowes Management Services, Reuters America Inc., Triune Color Corporation, and Tursack Printing Inc.


DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, (Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.


     The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as described in the preceding text may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard. As of December 31, 2005, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in this Statement of Additional Information.

DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW


Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.



DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS

An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the funds' portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the funds or their agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the fund Boards. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.


DISCLOSURE OF NON-MATERIAL INFORMATION

The Policies and Procedures permit Approved Vanguard Representatives to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

     An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (3) the attribution of fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason. "Approved Vanguard Representatives" include Vanguard fund officers, Vanguard fund portfolio managers, and other individuals employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by a Principal in Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.


PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.


PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.


                             PORTFOLIO TRANSACTIONS


The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide "best execution." Best execution does not mean the lowest possible spread or commission rate. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer's services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer's execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions.

     When the Funds purchase a newly issued security at a fixed price, the advisor may designate, subject to obtaining the best available price and most favorable execution, an underwriter who has agreed to rebate or credit to the Funds part of the underwriting fees. Such rebates or credits are used solely to reduce the Funds' management and administrative expenses.

     The types of securities in which the Fundss invest are generally purchased and sold through principal transactions, meaning that the Fundss normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although the purchase price for securities usually includes a dealer's mark-up. Purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices). During the three most recent fiscal years, the Funds did not pay any brokerage commissions.

     As previously explained, the types of securities that the Funds purchase do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering: (1) historical commission rates; (2) rates which other institutional investors are paying, based upon publicly available information; (3) rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction.


                             PROXY VOTING GUIDELINES


The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated day-to-day oversight of proxy voting to the Proxy Oversight Committee (the Committee), comprised of senior Vanguard officers and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board.

     Our overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of our fund shareholders--over the long term. While our goal is simple, the proposals we receive are varied and frequently complex. The guidelines adopted by the Board provide a rigorous framework for assessing each proposal. The Board has designed the guidelines to stress Vanguard's role as a fiduciary with responsibility for evaluating each proposal on its merits, based on the particular facts and circumstances as presented. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the funds voting as a block. In some cases, however, funds may vote differently, depending upon the nature and objective of the funds, the composition of their portfolios and other factors.


     The guidelines do not permit Vanguard to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if refraining from voting would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.

     In evaluating proxy proposals, we consider information from many sources, including the portfolio manager for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.

     While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment.


I. THE BOARD OF DIRECTORS


A. ELECTION OF DIRECTORS


We believe that good governance starts with a majority-independent board, whose key committees are comprised entirely of independent directors. Companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.


     While we will generally support the board's nominees, we will take the following factors into account in determining our vote:


FACTORS FOR APPROVAL                            FACTORS AGAINST APPROVAL
---------------------                           ------------------------
Nominated slate results in board                Nominated slate results in board
comprised of a majority of                      comprised of a majority of non-
 independent directors.                         independent directors

All members of Audit,                           Audit, Nominating, and/or
Nominating, and Compensation committees         Compensation committees include
are independent of management.                  non-independent members

                                                Incumbent board member failed to
                                                attend at least 75% of meetings
                                                in the previous year.

                                                Actions of committee(s) on which
                                                nominee serves are inconsistent
                                                with other guidelines (e.g.,
                                                excessive option grants,
                                                substantial non-audit fees, lack
                                                of board independence).


B. CONTESTED DIRECTOR ELECTIONS


In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.


C. CLASSIFIED BOARDS

We will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.

II. APPROVAL OF INDEPENDENT AUDITORS

We believe that the relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. We will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.


III. COMPENSATION ISSUES


A. STOCK-BASED COMPENSATION PLANS

We believe that appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we oppose plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

     An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

     The following factors will be among those considered in evaluating these proposals.



FACTORS FOR APPROVAL                                          FACTORS AGAINST APPROVAL
---------------------                                         ------------------------
Company requires senior executives to hold a minimum          Total potential dilution (including all stock-based plans) exceeds 15%
amount of company stock (frequently expressed as a multiple   of share outstanding.
of salary).

Company requires stock acquired through option exercise to    Annual option grants have exceeded 2% of shares outstanding.
be held for a certain period of time.

Compensation program includes performance-vesting             Plan permits repricing or replacement of options without shareholder
awards, indexed options or other performance-linked grants.   approval.

Concentration of option grants to senior executives is        Plan provides for the issuance of reload options.
cash in delivering market-competitive total pay.
                                                              Plan contains automatic share replenishment (evergreen) feature.


B. BONUS PLANS

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.


C. EMPLOYEE STOCK PURCHASE PLANS

We will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan comprise less than 5% of the outstanding shares.


D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)

While we believe that executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.


IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

We believe the exercise of shareholder rights, in proportion to economic ownership, to be a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. We believe that, in general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

     Our positions on a number of the most commonly presented issues in this area are as follows:


A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)

A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

     In general, we believe that shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:


FACTORS FOR APPROVAL                                          FACTORS AGAINST APPROVAL
--------------------                                          ------------------------
Plan is relatively short-term (3-5years).                     Plan is long term (>5 years).

Plan requires shareholder approval for renewal.               Renewal of plan is automatic or does not require shareholder approval.

Plan incorporates review by a committee of independent        Ownership trigger is less than 15%.
directors at least every three years (so-called
TIDE provisions).

Plan includes permitted bid/qualified offer feature           Classified board.
(chewable pill) that mandates shareholder vote in
certain situations.

Ownership trigger is reasonable (15-20%).                     Board with limited independence.

Highly independent, non-classified board.

B. CUMULATIVE VOTING


We are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.


C. SUPERMAJORITY VOTE REQUIREMENTS


We support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, we will support proposals to remove supermajority requirements and oppose proposals to impose them.


D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT

We support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. We will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.


E. CONFIDENTIAL VOTING


We believe that the integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. We support proposals to provide confidential voting.

F. DUAL CLASSES OF STOCK


We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.



V. CORPORATE AND SOCIAL POLICY ISSUES

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally believe that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which we philosophically agree, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), we will typically abstain from voting on these proposals. This reflects our belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of our investment and, we don't view management as responsive to the matter.


VI. VOTING IN FOREIGN MARKETS


Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. We will use our votes, where applicable, to advocate for improvements in governance and disclosure by our portfolio companies. We will evaluate issues presented to shareholders for our foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. We will cast our votes in a manner we believe to be philosophically consistent with our guidelines, while taking into account differing practices by market. In addition, there may be instances in which we elect not to vote, as described below.


     Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.


     The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.



VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.


VIII. THE PROXY VOTING GROUP

The Board has delegated the day-to-day function of voting proxies for the funds to the Proxy Voting Group, which the Proxy Oversight Committee oversees. While most votes will be determined through Vanguard's procedures and guidelines, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.

     The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.


IX. THE PROXY OVERSIGHT COMMITTEE

The Board, including a majority of the independent trustees, appoints the members of the Committee who are principals of Vanguard, and who have the requisite expertise to oversee proxy voting for the Vanguard funds.

     The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

     The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the Vanguard funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of the funds' shareholders. In determining how to apply the Guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

     The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.


     You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at www.sec.gov.



                              FINANCIAL STATEMENTS


Each Fund's Financial Statements for the fiscal year ended October 31, 2005, appearing in the Funds' 2005 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.



                DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS

MUNICIPAL BONDS--GENERAL. Municipal Bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Bonds may also be issued to refinance outstanding obligations, as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.

     The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt industrial development bonds, short-term municipal obligations, demand notes, and tax-exempt commercial paper.

     Industrial revenue bonds in most cases, are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

     Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Funds will invest are payable on not more than 397 days' notice. Each note purchased by the Funds will meet the quality criteria set out above for the Funds.

     The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc., Standard & Poor's, and other nationally recognized statistical rating organizations (NRSROs) represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Funds.

     The Funds may purchase municipal bonds subject to so-called "demand features." In such cases the Funds may purchase a security that is nominally long-term but has many of the features of shorter-term securities. By virtue of this demand feature, the security will be deemed to have a maturity date that is earlier than its stated maturity date.

     From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Fund to achieve its investment objective. In that event, the Fund's trustees and officers would reevaluate the Fund's investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

     In the event that a particular obligation held by a Fund is downgraded below the minimum investment level permitted by the investment policies of such Fund, the trustees and officers of the Fund will carefully assess the creditworthiness of the obligation to determine whether it continues to meet the policies and objectives of the Fund.

     Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Fund to achieve its respective investment objective. In that event, the Fund's trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.


EXCERPTS FROM MOODY'S MUNICIPAL BOND RATINGS:

     AAA--Judged to be of the "best quality" and are referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure.

     AA--Judged to be of "high quality by all standards." Margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated municipal bonds. Together with Aaa group they make up what are generally know as "high grade bonds".

     A--Possess many favorable investment attributes and are considered "upper-medium-grade obligations." Factors giving security to principal and interest of A-rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


     BAA--Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

     BA--Protection of principal and interest payments may be very moderate. Judged to have speculative elements. Their future cannot be considered as well-assured.

     B--Lack characteristics of a desirable investment. Assurance of interest and principal payments over any long period of time may be small.

     CAA--Poor standing. May be in default or there may be present elements of danger with respect to principal and interest.

     CA--Speculative in a high degree. Often in default.

     C--Lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.

DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES:

Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade (MIG). Symbols used will be as follows:

     MIG-1--Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2--High quality with margins of protection ample although not so large as in the preceding group.


DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING:

     PRIME-1 (P-1)--Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.


EXCERPTS FROM STANDARD & POOR'S MUNICIPAL BOND RATINGS:

     AAA--Has the highest rating assigned by Standard & Poor's. Extremely strong capacity to pay principal and interest.

     AA--Has a very stong capacity to pay interest and repay principal and differs from higher rated issues only in a small degree.

     A--Has a strong capacity to pay principal and interest,  although  somewhat
more  susceptible  to  the  adverse  changes  in   circumstances   and  economic
conditions.

     BBB--Regarded as having an adequate capacity to pay principal and interest. Normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category.

     BB, B, CCC, CC-- Predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligation. BB indicates the lowest degree of speculation and CC the highest.

     D--In default, and payment of principal and/or interest is in arrears.

     The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

EXCERPT FROM STANDARD & POOR'S RATING OF MUNICIPAL NOTE ISSUES:


     SP-1+ --Very strong capacity to pay principal and interest.

     SP-1 --Strong capacity to pay principal and interest.


DESCRIPTION OF STANDARD & POOR'S HIGHEST COMMERCIAL PAPER RATINGS:

     A-1+ --This designation indicates the degree of safety regarding timely payment is overwhelming.

     A-1 --This designation indicates the degree of safety regarding timely payment is very strong.

                                                                   SAI095 022006




                                     PART C

                          VANGUARD MUNICIPAL BOND FUNDS
                                OTHER INFORMATION

ITEM 23 EXHIBITS


EXHIBITS DESCRIPTION
(a) Declaration of Trust, filed on December 26, 2002, Post-Effective Amendment No. 47, hereby incorporated by reference.
(b) By-Laws, filed on December 18, 2003, Post-Effective Amendment No. 52, are incorporated by reference.
(c) Instruments Defining Rights of Security Holders, Reference is made to Articles III and V of the Registrant's Amended and Restated Agreement and Declaration of Trust, incorporated by reference in Item 23(a) of this post-effective amendment.
(d) Investment Advisory Contract, The Vanguard Group, Inc. provides investment advisory services to the Funds at cost pursuant to the Amended and Restated Funds' Service Agreement, filed on December 26, 2002, Post-Effective Amendment No. 47, hereby incorporated by reference.
(e)  Underwriting Contracts, Not applicable
(f) Reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information
(g) Custodian Agreement for Wachovia Bank, filed on December 23, 2004, Post-Effective Amendment No. 54, is hereby incorporated by reference.
(h) Amended and Restated Funds' Service Agreement, filed on December 26, 2002, Post-Effective Amendment No. 47, hereby incorporated by reference. (i) Legal Opinion, Not Applicable
(j) Consent of Independent Registered Public Accounting Firm, to be filed by Amendment.
(k)  Omitted Financial Statements, Not Applicable
(l)  Initial Capital Agreements, Not Applicable
(m)  Rule 12(b)-1 Plan, Not Applicable
(n)  Rule 18f-3 Plan, is filed herewith.
(o)  Reserved
(p)  Code of Ethics, for the Vanguard Group, is filed herewith.




ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The Vanguard Group, Inc. (Vanguard) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).


ITEM 27. PRINCIPAL UNDERWRITERS

(a)    Not Applicable
(b)    Not Applicable
(c)    Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts, and other documents required to be maintained by Section 31
(a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; and the Registrant's Custodian, The Bank of New York, One Wall Street, New York, New York, 10286.

ITEM 29. MANAGEMENT SERVICES

Other than as set forth in the section entitled "Management of the Funds" in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS

Not Applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 14th day of December, 2005.


                                     VANGUARD MUNICIPAL BOND FUNDS

                                   BY:_____________(signature)________________

                                                   (HEIDI STAM)
                                                 JOHN J. BRENNAN*
                                       CHAIRMAN AND CHIEF EXECUTIVE OFFICER


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


By:    ---------------------------------------------------------------------------------
               SIGNATURE                         TITLE                        DATE
       ----------------------------President, Chairman, Chief           December 14, 2005
          /S/ JOHN J. BRENNAN      Executive Officer, and Trustee
By:           (Heidi Stam)
            John J. Brennan*
       ----------------------------Trustee                              December 14, 2005
          /S/ CHARLES D. ELLIS
By:           (Heidi Stam)
           Charles D. Ellis*
       ----------------------------Trustee                              December 14, 2005
           /S/ RAJIV L. GUPTA
By:           (Heidi Stam)
            Rajiv L. Gupta*
       ----------------------------Trustee                              December 14, 2005
       /S/ JOANN HEFFERNAN HEISEN
By:           (Heidi Stam)
        JoAnn Heffernan Heisen*
       ----------------------------Trustee                              December 14, 2005
          /S/ ANDRE F. PEROLD
By:           (Heidi Stam)
            Andre F. Perold*
       ----------------------------Trustee                              December 14, 2005
       /S/ ALFRED M. RANKIN, JR.
By:           (Heidi Stam)
         Alfred M. Rankin, Jr.*
       ----------------------------Trustee                              December 14, 2005
         /S/ J. LAWRENCE WILSON
By:           (Heidi Stam)
          J. Lawrence Wilson*
       ----------------------------Treasurer and Principal              December 14, 2005
         /S/ THOMAS J. HIGGINS     Financial Office and Principal
              (Heidi Stam)         Accounting Officer
           Thomas J. Higgins*



* By Power of Attorney. Filed on September 23, 2005, see File Number 33-19446. Incorporated by reference.

                               INDEX TO EXHIBITS

Rule 18f-3 Plan. . . . . . . . . . . . . . . . . . . . . .Ex-99.N

Code of Ethics for The Vanguard Group Inc.,. . . . . . . .Ex-99.P